UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22532

Name of Registrant: Royce Global Value Trust, Inc.

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2016
Date of reporting period: January 1, 2016 – June 30, 2016

Item 1.  Reports to Shareholders.

JUNE 30, 2016

2016 Semiannual
Review and Report to Stockholders

Royce Global Value Trust

Royce Micro-Cap Trust

Royce Value Trust

roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LP manages three closed-end funds: Royce Global Value Trust, which invests primarily in companies with headquarters outside of the United States, Royce Micro-Cap Trust, which invests primarily in micro-cap securities; and Royce Value Trust, which invests primarily in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages		Why Dividend Reinvestment Is Important

•
A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 12 and 13. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 14 or visit our website at www.roycefunds.com.

Managed Distribution Policy

The Board of Directors of each of Royce Micro-Cap Trust and Royce Value Trust has authorized a managed distribution policy (“MDP”). Under the MDP, Royce Micro-Cap Trust and Royce Value Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.
•	Royce Micro-Cap Trust and Royce Value Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

This page is not part of the 2016 Semiannual Report to Stockholders

Table of Contents

Semiannual Review

Letter to Our Stockholders	2

Performance	5

Semiannual Report to Stockholders

Managers’ Discussions of Fund Performance

Royce Global Value Trust	6

Royce Micro-Cap Trust	8

Royce Value Trust	10

History Since Inception	12

Distribution Reinvestment and Cash Purchase Options	14

Schedules of Investments and Other Financial Statements

Royce Global Value Trust	15

Royce Micro-Cap Trust	27

Royce Value Trust	41

Directors and Officers	55

Board Approval of Investment Advisory Agreements	56

Notes to Performance and Other Important Information	58

This page is not part of the 2016 Semiannual Report to Stockholders

Letter to Our Stockholders

A BEAR, A BREXIT, AND A WELCOME START TO 2016
We were happy to greet 2016 with a spirited “Hello” in the hope that certain emerging trends in the small-cap world would gain a firmer foothold in the new year. We were very pleased, then, to see the market’s pronounced shift toward companies with attractive to reasonable valuations, solid balance sheets, and strong profitability—attributes found in many of our portfolio holdings—arrive in the year’s first half. And though domestic small-caps did modestly well in the first half, an achievement that looks more commendable in the context of the high levels of volatility that all equities faced in the first half of 2016, many active managers, ourselves included, did even better. This was a welcome change.
Both the absolute and relative health of domestic equities was in evidence during the first half of 2016. The Nasdaq Composite, which is home to a large number of biotechnology companies that corrected sharply in the first half after leading the market last year, was the only major U.S. index to finish the year-to-date period ended June 30, 2016 in the red. A few non-U.S. indexes remained marginally positive in the first half, but most concluded the semiannual period with at least minor net losses. Among those that fell further behind was one that did notably well in 2015—European small-caps, whose more diminutive size made them most vulnerable to the post-Brexit sell-off. But to participate in these strong first-half results for U.S. equity, investors needed the stomach for a wild ride that started with a steep and speedy initial drop followed by a far smoother, robust recovery. The year began with a more dramatic extension of last year’s decline, and we initially failed to grasp that 2015 would, in the manner of Shakespeare’s best-known stage direction, “Exit, pursued by a bear.” From the June 23, 2015 small-cap peak through its year-to-date low on February 11, 2016 , the Russell 2000 Index fell 25.7%, a truly ursine decline.
     This seems to have been a remarkably quiet double-digit correction—a stealth bear market, as it were. Few outside the small-cap world have acknowledged it, never mind analyzed or discussed it. Yet it was the ninth biggest decline since the Russell 2000’s inception at the end of 1978, and the worst for small-caps since 2011. It included many of the signs that typically accompany a bottoming-out process—panic selling in a number of sectors (most notably within the bio-pharma complex), small-caps losing more than large-caps, and greater resilience from value stocks—to us, the most significant development in the down phase. This heightened volatility was triggered by the ongoing implosion of oil prices, struggles for other commodities, anxiety over possible bank defaults, and the devaluation of currency in China. Together, these factors led to a few sessions in which hysteria ruled the equity markets. Like many bear markets (and unlike that of the more closely correlated collapse in 2011), it also solidified a rotation in leadership from small-cap growth to small-cap value.
Having invested through many previous small-cap declines (some pre-dating the Russell 2000), we sought to turn the downdraft to our advantage by looking for bargain-priced opportunities amid the volatility and to stay invested for the eventual recovery. Our commitment was rewarded as the Russell 2000 rebounded sharply from its early February low, rising 21.6% by the end of June. During these tumultuous days, a shift in leadership could be seen clearly in the earnings outlook. We first saw evidence for it in October 2015 and noted it again in February 2016. Many companies, including several of our holdings, reported decent earnings while also not revising guidance downward. This was viewed as a positive in that expectations had been so low, particularly for companies in more economically sensitive sectors, that “pretty good” or “not that bad” was in several instances much better news than people were

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LETTER TO OUR STOCKHOLDERS

expecting. The general lack of downward earnings revisions both last fall and in the first half of this year has allowed for some recovery for these companies’ shares. Brexit, of course, tossed an already highly uncertain global economy into even stormier seas. While we see the vote as more of a political event for the United Kingdom and the European Union than an important economic event for the U.S., there’s no question it has made the already tenuous prospects for global growth that much shakier. Still, we do not see it having a lasting or meaningful impact on U.S. small-caps.
For the global economy, however, Brexit and other risks look likely to persist. At this writing, there are negative rates for long-term sovereign debt in Germany and Japan, ominous signals from the banks in Italy, and in both the U.K. and eurozone a political and economic situation that it would be an understatement to call “unsettled.” Here at home, we have seen record lows for both 10- and 30-year Treasury yields. These more recent developments can be added to the older—that is, mid-June’s—list of concerns about the pace of growth in China and other important emerging markets, stabilizing but still volatile commodity prices, and the ambiguous state of the U.S. economy, in which housing and autos remain strong but consumer confidence, manufacturing, and the job market have been more mixed. It is a daunting set of challenges, to be sure. Where we differ from some observers, however, is in our belief in the strength and resilience of the economy. This is rooted in our long-established practice of giving more weight to what we are hearing from the management teams we speak to every day than we do to fatalistic headlines and dire—or overly sunny—prognostications. The corporate managers with whom we have been meeting are far more cautious and uncertain than pessimistic. Well aware of the fragility of current conditions, they have also offered some measured optimism in terms of growth picking up, however gradually or in fits and starts. In terms of now widespread recession concerns, we also want to stress that, over its long history, the stock market has seldom, if ever, offered false positives—that is, shares do not rise when economic growth is about to contract. And in all the tumult of the first half, most U.S. indexes rose, however modestly. The upshot is that, in the midst of heightened global uncertainty, the U.S. economy and markets look far healthier to us than what the rest of the globe has to offer.

SIGNS O’ THE TIMES—THE SIGNIFICANT SHIFT
Most notable to us as small-cap specialists with a value orientation was how thoroughly style drove results. The Russell 2000 Value Index outpaced the large- and mid-cap indexes year-to-date through the end of June, while the Russell 2000 trailed them, and the Russell 2000 Growth was negative. Value indexes in fact did better up and down the market cap range, from micro- to large-cap, in the first half. Although small-cap leadership began to rotate following June 2015’s small-cap peak, the widening performance gap between small-cap value and growth has been the critical development within small-cap so far in 2016. This could be seen in both bear and bull phases during the first half. The Russell 2000 Value lost far less than its growth counterpart from the end of 2015 through the February 11th small-cap low (-12.9% versus -18.9%); it was then essentially tied with the Russell 2000 Growth from that low through the end of June (+21.8% vs +21.4%). In prior years (2009-2015), value led in many downdrafts but lagged in up markets. This renewed up market strength is a major reason behind our optimism for value stocks.
Another reason, related to value’s emergent leadership, has been the relative strength of many stocks in economically sensitive, cyclical sectors. Defensive areas led within small-cap, with Utilities, Consumer Staples, Telecommunication Services, and REITs enjoying strong first halves. Unlike 2015, however, they were joined by strong turns for Materials, Industrials, and certain non-REIT areas in Financials, with the first particularly strong. Along with Information Technology and Energy, these have been areas of collective investment interest for us over the last several years. Yet even with the recent shift in investor preferences, which eventually sparked the turnaround for many of our holdings, expectations for many of these cyclical businesses remain low. In many cases, stocks were so deeply oversold during the winter months that, even after having experienced some recovery, their valuations still look attractive to us. Several looked even cheaper in late June.

Equity Indexes as of June 30, 2016 (%)

	YTD[1]	1-YR	3-YR	5-YR	10-YR

Russell 2000	2.22	-6.73	7.09	8.35	6.20

Russell 2000 Value	6.08	-2.58	6.36	8.15	5.15

Russell 2000 Growth	-1.59	-10.75	7.74	8.51	7.14

S&P 500	3.84	3.99	11.66	12.10	7.42

Russell 1000	3.74	2.93	11.48	11.88	7.51

Nasdaq Composite	-3.29	-2.89	12.48	11.79	8.35

Russell Midcap	5.50	0.56	10.80	10.90	8.07

Russell Microcap	-1.68	-12.06	5.95	8.20	4.31

Russell Global ex-U.S. Small Cap	1.01	-5.77	4.06	1.91	3.82

Russell Global ex-U.S. Large Cap	-1.16	-9.94	1.63	0.36	2.17

1 Not annualized. For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 6.

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    LETTER TO OUR STOCKHOLDERS

WHAT A LONG STRANGE TRIP IT’S BEEN
We could use this title to describe the first half of 2016, the entire post-Financial Crisis period, and, perhaps most fitting, the peculiar span from 2011-2015, when QE (quantitative easing) and zero (or near zero) interest rate policies inflated many asset values but also created a barbell-shaped range of small-cap returns, with bouts of leadership from defensive, typically high-yield stocks at one extreme and fast-growing healthcare and/or tech issues at the other. Most companies in the middle spent the period struggling to catch up. This was bad news for active small-cap management, as comparative returns during this otherwise robust five-year period make clear. In what seemed at times like a perverse inversion of the usual patterns of stock market behavior, there were penalties in the form of lower relative returns for those managers who, like us, generally emphasize qualities such as earnings, profitability, low leverage, and steady dividends (as distinct from high yields).
We are pleased to say that so far in 2016, things have changed. Investors have been showing greater interest in the attributes that had been out of fashion for too long—steady dividends, profits, and effective capital allocation, to name a few. And as share prices began to rise following the February low, these qualities stayed in demand. We remain confident that an extended period of even slow economic growth should be enough to boost the shares of many companies in sectors such as Industrials, Financials, Information Technology, Materials, and Energy—all of which are home to cyclical businesses with earnings and, in some cases, high ROIC (returns on invested capital). Those that also have reasonable to attractive valuations are the companies that we expect to lead small-cap going forward. Recent data from Furey Research Partners reinforces this point. It showed that at the end of June 2016 small-caps were the cheapest they have been versus large-caps in the last 13 years, that value is cheap relative to growth, and that cyclicals are cheap compared with defensive stocks. In addition, we have seen anomalous markets before—including the large-cap led “Nifty Fifty” of the 1970s, the sudden crash in 1987, and the Tech Bubble in 2000. As challenging as each of these was, the stock market eventually resumed more historically typical performance patterns. These resumptions often signaled better times for risk-conscious, research-driven small-cap investors as well. So we feel as though there are many reasons to feel good about the long-term potential for both profitable small companies and small-cap value.
     Not that the equity world is without very real risks. The added layer of Brexit-bred uncertainty to an environment in which interest rates are still historically low could continue to push small-cap investors to safety and/or high yield at one extreme and lead to a fresh run at speculative growth at the other. We see four factors, however, that in our view should prevent a repeat of the pattern that dominated 2011-2015. First is the first-half success for cyclicals, particularly during the recovery phase when many helped to give small-cap value its post-bottom lift. Second, valuations for many defensive stocks look stretched to us, which should enhance the appeal of many of our holdings. Third, credit spreads remain wider than they were a year ago at this time, even with the 10-year Treasury making new lows. As long as the cost of capital remains higher, it should help profitable, lower leverage businesses. Finally, there is reversion to the mean—the middle of 2015 marked a two standard deviation event in terms of a performance edge for the Russell 2000 Growth versus its small-cap value sibling.
On balance, then, we see ongoing leadership for small-cap value—and we recently did some research, posted on roycefunds.com, which shows that the kind of sustained advantage growth previously enjoyed is rare. Over the life of the small-cap style indexes, value still owns a compelling relative edge. The Russell 2000 Value beat the Russell 2000 Growth in 65% of monthly rolling three-year periods, 73% of monthly rolling five-year periods, and 83% of monthly rolling 10-year periods ended June 30, 2016 (see roycefunds.com/connection for more details). And this same research showed that when small-cap value beat growth, active management did better as well. So while we still expect returns for stocks to be low, we also think that leadership for value—now in place for more than a year—has ample room to run. We will be tireless in our collective efforts to run with it.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	President, Chief Executive Officer, and	Co-Chief Investment Officer,
Royce & Associates, LP	Co-Chief Investment Officer, Royce & Associates, LP	Royce & Associates, LP

August 1, 2016

4 | This page is not part of the 2016 Semiannual Report to Stockholders

Performance

NAV Average Annual Total Returns
As of June 30, 2016 (%)
									SINCE	INCEPTION
	YTD[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	INCEPTION	DATE

Royce Global Value Trust	3.86	-5.05	N/A	N/A	N/A	N/A	N/A	N/A	-1.26	10/17/13

Royce Micro-Cap Trust	5.39	-6.47	7.07	7.90	5.51	8.27	9.73	N/A	10.35	12/14/93

Royce Value Trust	8.17	-2.24	6.13	5.77	5.05	7.10	9.37	10.49	10.15	11/26/86

INDEX

Russell 2000 Index	2.22	-6.73	7.09	8.35	6.20	6.96	7.61	9.52	N/A	N/A

Russell Microcap Index	-1.68	-12.06	5.95	8.20	4.31	6.46	N/A	N/A	N/A	N/A

Russell Global Small Cap Index	1.40	-6.37	5.11	4.12	4.51	7.71	N/A	N/A	N/A	N/A

1 Not Annualized

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12, as well as 12/31/14, for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Value, Micro-Cap and Global Value Trust shares of common stock trade on the NYSE. Royce Fund Services, Inc (“RFS”) is a member of FINRA and has filed this Review and Report with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

This page is not part of the 2016 Semiannual Report to Stockholders  |  5

MANAGER’S DISCUSSION
Royce Global Value Trust (RGT)

Chuck Royce

FUND PERFORMANCE
Royce Global Value Trust (“RGT”) increased 3.9% on a net asset value (“NAV”) basis and 2.0% on a market price basis for the year-to-date period ended June 30, 2016, outperforming its unleveraged benchmark, the Russell Global Small Cap Index, which was up 1.4% for the same period. The year began on a distinctly bearish note, with small-cap stocks across much of the globe declining into the middle of February before recovery for many began. The Fund outperformed on an NAV basis in the first quarter, up 2.3% (while falling 1.1% on a market price basis) compared to a decline of 0.2% for its benchmark.
The second quarter was moving along at a modestly bullish pace until the Brexit vote upended capital markets on a worldwide basis. For many markets outside Europe, however, the disarray proved very temporary, with many global small-caps already rebounding before the end of June. RGT, notwithstanding its much greater weighting in Western Europe—and in the United Kingdom in particular—fell only fractionally behind its benchmark in the period. For the second quarter, the Fund was virtually even with the Russell Global Small Cap, up 1.6% on an NAV basis (and +3.1% based on market price) versus 1.6% for the benchmark. The Fund’s strong first half helped it to outperform the Russell Global Small Cap on an NAV basis for the one-year period ended June 30, 2016.

WHAT WORKED... AND WHAT DIDN’T
Materials and Financials led the list of five of the Fund’s nine equity sectors that made net contributions to first-half results. Health Care, Consumer Discretionary, Energy, and Telecommunication Services detracted, with comparatively modest net losses. The metals & mining group in the Materials sector had by far the biggest net gains of the portfolio’s industry groups. We were overweight in this industry in the first half, holding what we think is an attractive balance of industrial metals companies and businesses involved in precious metals mining. Three of the Fund’s top five contributing holdings hailed from the industry—Pan American Silver, Agnico Eagle Mines, and Major Drilling Group International—and benefited from the rebound in precious metals prices during the first half. Canada’s Major Drilling Group International was also helped by increased revenues and margins in what was a challenging environment for its business in early 2016. Moving from Materials to Financials, Genworth MI Canada is one of that country’s leading residential mortgage insurance providers. Its stock rebounded with consecutive quarters of strong results which were driven by a loss ratio that remains below the low end of its guidance. This has eased investor anxieties about the impact of lower oil prices in resource-rich Alberta, where about 20% of its policies are written. The recovery in oil prices also helped its shares to surge.
     Positions that detracted from first-half performance included two holdings in the Health Care sector. Virbac is a French firm that makes vaccines, antibiotics, and other veterinary medications. Its shares suffered mostly from the negative results of a 2014 FDA investigation of its U.S. plant in St. Louis that were released earlier this year. We were confident that the company had dealt effectively with these issues, though we reduced our position in the first half. Consort Medical is a U.K. based business that supplies drug delivery devices and development services to pharmaceutical companies. It continued to execute effectively and profitably in the first half, but its shares were caught up first in the widespread sell-off for biopharma companies and then in the crashing wave of Brexit.
On a country level, the largest positive contributions came from Canada, Brazil, and Japan while the U.K. and Hong Kong detracted most. Relative to its benchmark, RGT was helped chiefly by its overweight and savvy stock picking in the previously mentioned metals & mining group, its underweight in biotechnology, and successful stock selection both in thrifts & mortgage services and in a number of industries in Information Technology. Conversely, our underweight in REITs, ineffective stocks picks in pharmaceuticals, and our lack of exposure to Utilities all hurt versus the benchmark.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Pan American Silver	0.61

Genworth MI Canada	0.60

CETIP - Mercados Organizados	0.46

Agnico Eagle Mines	0.42

Major Drilling Group International	0.38

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

Virbac	-0.49

Consort Medical	-0.29

Value Partners Group	-0.29

Midland Holdings	-0.26

Gaztransport Et Technigaz	-0.21

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
While the corporate earnings picture is a phenomenon we continue to watch quite carefully, we are cautiously optimistic about RGT’s near- and long-term prospects, basing our belief primarily on two factors—the growing performance advantage of small-cap value versus growth and the relatively attractive valuation and earnings picture for many cyclical stocks. We continue to believe that an extended period of slow growth should be enough to keep profitable cyclicals climbing, especially after factoring in the ways in which low expectations and—for some industries—oversold conditions depressed the stock prices of so many small-caps that we see as attractive—that is, solidly profitable—businesses. In many cases, it appears that several global markets have just begun to reward steady earnings and high profitability and are only gradually recognizing how low valuations had become for many cyclicals. Going forward, we remain confident that earnings, profitability, and low leverage will matter more and more to investors through what we expect should be a long-running cycle.

6 | 2016 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	SINCE INCEPTION (10/17/13)

RGT (NAV)	3.86	-5.05	-1.26

[1] Not Annualized

Market Price Performance History Since Inception (10/17/13)
Cumulative Performance of Investment1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)

RGT	-7.3%	N/A	N/A	N/A	N/A	-12.5%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 58 for additional information.

Top 10 Positions
% of Net Assets

SEI Investments	2.1

Kirby Corporation	1.9

VZ Holding	1.6

Clarkson	1.3

Santen Pharmaceutical	1.3

Spirax-Sarco Engineering	1.2

Vetoquinol	1.2

Bajaj Finance	1.1

USS	1.1

Meitec Corporation	1.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	26.4

Financials	20.6

Information Technology	17.7

Health Care	13.0

Consumer Discretionary	10.6

Materials	9.8

Consumer Staples	2.9

Energy	1.4

Telecommunication Services	0.1

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-2.5

Calendar Year Total Returns (%)

YEAR	RGT

2015	-3.4

2014	-6.2

Portfolio Country Breakdown[1,2]
% of Net Assets

United States	26.1

United Kingdom	13.0

Japan	12.2

Canada	7.5

Germany	5.6

France	5.5

Switzerland	4.8

Hong Kong	3.3

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$95 million

Number of Holdings	271

Turnover Rate	34%

Net Asset Value	$9.15

Market Price	$7.60

Net Leverage[1]	2.5%

Average Market Capitalization[2]	$1,431 million

Weighted Average P/E Ratio[3,4]	18.0x

Weighted Average P/B Ratio[3]	2.4x

Active Share[5]	98%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/16).
[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 10, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016.

2016 Semiannual Report to Stockholders | 7

MANAGER’S DISCUSSION
Royce Micro-Cap Trust (RMT)

Chuck Royce

FUND PERFORMANCE
Royce Micro-Cap Trust (“RMT”) increased 5.4% on a net asset value (“NAV”) basis and 5.8% on a market price basis for the year-to-date period ended June 30, 2016, ahead of both of its unleveraged benchmarks: the small-cap Russell 2000 Index was up 2.2% while the Russell Microcap Index declined 1.7% for the same period. RMT was solid in a first quarter that was challenging for micro-cap stocks, up 0.1% on an NAV basis and down 1.2% based on market price, compared to first-quarter declines of 1.5% for the Russell 2000 and 5.4% for the Russell Microcap.
The second quarter was mostly a period of gradual recovery that favored more defensive areas, such as REITs and utilities, while cyclical areas within Materials, Industrials, and Energy also continued to do well. The aftermath of the Brexit vote wound up doing little to impede this low-key bullish phase. Although it had little exposure to defensive stocks, the Fund excelled in the second quarter, advancing 5.3% on an NAV basis and 7.1% on a market price basis, outpacing the Russell 2000 (+3.8%) and the Russell Microcap (+4.0%). On an NAV basis RMT outpaced the Russell Microcap for the one-, three-, 10-, and 15-year periods ended June 30, 2016 while also beating the Russell 2000 for the one-, 15-, 20-year, and since inception (12/14/93) periods. (Returns for the Russell Microcap Index only go back to 2000.) RMT’s average annual NAV total return for the since inception period ended June 30, 2016 was 10.3%.

WHAT WORKED... AND WHAT DIDN’T
Eight of the Fund’s 10 equity sectors were in the black at the end of June, led by Materials, Information Technology, and Financials, with the net losses posted by Health Care and Consumer Discretionary more modest in comparison. RMT’s leading industry group by a wide margin was metals & mining (Materials), where we were significantly overweight relative to the Russell 2000. We hold what we think is an effective balance in this group between industrial metals companies and precious metals and mining companies. It contributed two of the portfolio’s top five net gainers in the first half. Major Drilling Group International performs contract drilling for companies involved in mining and mineral exploration. In a challenging environment for miners early in 2016, the company increased revenues and margins, helping its shares to climb. Exeter Resource mines for gold primarily in Argentina and Chile and benefited mostly from increased gold prices. We were drawn to its large cash reserves and promising mining properties. ASA Gold and Precious Metals, part of the capital markets group in Financials, is a closed-end fund that invests primarily in gold mining companies that was also rewarded by the rebound in precious metals prices. Electronic equipment, instruments & components is another key industry overweight that made a large contribution to first-half results. Its top performer was Newport Corporation, a photonics technology specialist whose shares climbed by more than 50% in February after the company agreed to be acquired by MKS Instruments.
As for those holdings that detracted from performance, we held our position in ZAIS Group Holdings, an investment manager focused on specialized credit strategies—an asset management segment with what we think is ample long-term potential. Its shares fell with a quarterly loss reported in March and were mostly down through the end of June. A falling stock price in the first half and our confidence in its long-term prospects led us to add shares of Fenix Parts, which recycles and resells original equipment manufacturer automotive parts and products. Consecutive quarterly losses drove investors away, but we like its business and the acquisitions it made in 2015, which have not diluted its balance sheet to a worrisome level.

Relative to the Russell 2000, the Fund benefited most from both its overweight and effective stock picking in metals & mining (Materials), the combination of an underweight and stock picking success in biotechnology (Health Care), our larger weighting and savvy stock picks in electronic equipment, instruments & components, and the same mix in the energy equipment & services group. Conversely, first-half results were hampered most by our underweight in REITs (Financials) and lack of exposure to the Utilities sector.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Major Drilling Group International	0.74

Newport Corporation	0.50

ASA Gold and Precious Metals	0.48

Care.com	0.41

Exeter Resource	0.37

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

ZAIS Group Holdings Cl. A	-0.53

Fenix Parts	-0.35

Avalanche Biotechnologies	-0.35

Liberty Tax Cl. A	-0.33

SeaChange International	-0.32

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
While the corporate earnings picture is a phenomenon we continue to watch quite carefully, we are cautiously optimistic about RMT’s near-and long-term prospects, basing our belief primarily on two factors—the growing performance advantage of both small- and micro-cap value versus growth and the relatively attractive valuation and earnings picture for many cyclical stocks. We continue to believe that an extended period of slow growth should be enough to keep profitable cyclicals climbing, especially after factoring in the ways in which low expectations and—for some industries—oversold conditions depressed the stock prices of so many small-caps that we see as attractive—that is, solidly profitable—businesses. In many cases, it appears that the market has just begun to reward steady earnings and high profitability and is only gradually recognizing how low valuations had become for many cyclicals. Going forward, we remain confident that earnings and low leverage will matter more to investors through what we expect should be a long-running cycle. We have been researching and investing in micro-cap stocks for more than two decades and believe that our experience in this asset class can be a differentiator as the markets continue to normalize.

8 | 2016 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)

RMT (NAV)	5.39	-6.47	7.07	7.90	5.51	8.27	9.73	10.35

[1] Not Annualized

Market Price Performance History Since Inception (12/14/93)
Cumulative Performance of Investment1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)

RMT	-7.3%	43.4%	42.9%	230.6%	521.7%	658.5%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund’s 1994 rights offering.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 58 for additional information.

Top 10 Positions
% of Net Assets

SurModics	1.8

Seneca Foods Corporation	1.5

Major Drilling Group International	1.4

IES Holdings	1.1

Care.com	1.1

Exactech	1.0

Orbotech	1.0

Atrion Corporation	1.0

Heritage-Crystal Clean	0.9

MVC Capital	0.9

Portfolio Sector Breakdown
% of Net Assets

Information Technology	22.5

Financials	17.7

Industrials	16.0

Health Care	15.6

Consumer Discretionary	15.2

Materials	6.5

Energy	5.2

Consumer Staples	2.3

Utilities	0.1

Telecommunication Services	0.1

Miscellaneous	3.2

Preferred Stock	0.5

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-4.9

Calendar Year Total Returns (%)

YEAR	RMT

2015	-11.7

2014	3.5

2013	44.5

2012	17.3

2011	-7.7

2010	28.5

2009	46.5

2008	-45.5

2007	0.6

2006	22.5

2005	6.8

2004	18.7

2003	55.5

2002	-13.8

2001	23.4

Portfolio Diagnostics

Fund Net Assets	$321 million

Number of Holdings	348

Turnover Rate	15%

Net Asset Value	$8.65

Market Price	$7.34

Net Leverage[1]	4.9%

Average Market Capitalization[2]	$329 million

Weighted Average P/B Ratio[3]	1.7x

Active Share[4]	95%

U.S. Investments (% of Net Assets)	86.1%

Non-U.S. Investments (% of Net Assets)	18.8%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12 and 12/31/14 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 8, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016.

2016 Semiannual Report to Stockholders | 9

MANAGER’S DISCUSSION
Royce Value Trust (RVT)

Chuck Royce

FUND PERFORMANCE
Royce Value Trust gained 8.2% on a net asset value (“NAV”) basis and 4.4% on a market price basis for the year-to-date period ended June 30, 2016, compared to respective increases of 2.2% and 6.2% for its unleveraged small-cap benchmarks, the Russell 2000 and S&P SmallCap 600 Indexes, for the same period. We were pleased to see the Fund show its down market resilience early in 2016, as it often has throughout its long history. First-quarter NAV returns for RVT were notable on an absolute and relative basis. The Fund gained 4.4% based on NAV (and advanced 1.7% on a market price basis), outperforming each of its benchmarks: the Russell 2000 declined 1.5% while the S&P SmallCap 600 rose 2.7% for the first quarter.
The second quarter was mostly a period of gradual recovery that favored more defensive areas, such as REITs and utilities. Some of the growth stocks that had been hurt in the winter sell-off also rebounded, while cyclical areas within Materials, Industrials, and Energy continued to do well, in sharp contrast to what we experienced in 2015. The wave of volatility that hit the markets in the wake of the Brexit vote wound up doing little to impede this low-key bullish phase. Although it had little exposure to defensive stocks, RVT barely lost ground to the Russell 2000 during the second quarter, gaining 3.6% on an NAV basis and 2.6% based on market price versus 3.8% for the Russell 2000 and 3.5% for the S&P SmallCap 600. The Fund also beat the Russell 2000 on both an NAV and market price basis for the one-, 20-, 25-year, and since inception (11/26/86) periods ended June 30, 2016. RVT’s average annual NAV total return since inception was 10.1%.

WHAT WORKED... AND WHAT DIDN’T
Each of the Fund’s 10 equity sectors finished 2016’s first half with net gains. The resurgent Materials and Industrials sectors led by a sizable margin while a meaningful net contribution also came from Information Technology. Three industry groups from three different sectors dominated performance—metals & mining (Materials), electronic equipment, instruments & components (Information Technology), and machinery (Industrials). Net losses at the industry level were comparatively modest. The leading detractors were professional services (also from Industrials) and capital markets (Financials). Each of these five industry groups is an area of investment focus in the portfolio, and we were overweight in all of them relative to the Russell 2000 at the end of June.
Three of RVT’s top four contributing positions came from the electronic equipment, instruments & components group, and two were acquisition targets. The stock price of Newport Corporation climbed by more than 50% in February after the company, which specializes in photonics technology, agreed to be acquired by MKS Instruments, prompting us to begin selling our position. FEI Company produces specialized electron microscopes for protein analysis, which was a complementary business for Thermo Fisher Scientific. The acquisition was announced in May. Long-time holding Coherent manufactures lasers and laser-based technology for scientific, commercial, and industrial customers. In January the company reported record setting quarterly bookings, boosted by orders for its VyperTM Linebeam systems, which helped its stock to soar. From the metals & mining group, Toronto’s Franco-Nevada Corporation owns royalties and streams in gold mining and other commodity and natural resource investments. The company paid down debt, increased its dividend, and offered upward earnings revisions, all as gold prices surged during the first half.
As for those holdings that detracted from performance, we held our position in ZAIS Group Holdings, an investment manager focused on specialized credit strategies—a segment of the capital markets with what we think is considerable long-term potential. Its shares fell with a net quarterly loss reported in March and then were volatile, though mostly down, through the end of June. We added shares of The Advisory Board Company, which provides best practice research and analysis to the health care industry, after its decelerating core healthcare business and warnings of lower revenues sank its shares. We like its niche business and think its long-term prospects remain promising.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Newport Corporation	0.43

Coherent	0.41

Franco-Nevada Corporation	0.38

FEI Company	0.34

Ritchie Bros. Auctioneers	0.33

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

ZAIS Group Holdings Cl. A	-0.31

Advisory Board (The)	-0.24

On Assignment	-0.20

Zealand Pharma	-0.16

Artisan Partners Asset Management Cl. A	-0.15

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
While the corporate earnings picture is a phenomenon we continue to watch quite carefully, we are cautiously optimistic about RVT’s near- and long-term prospects, basing our belief primarily on two factors—the growing performance advantage of small-cap value versus growth and the relatively attractive valuation and earnings picture for many cyclical stocks. We continue to believe that an extended period of slow growth should be enough to keep profitable cyclicals climbing, especially after factoring in the ways in which low expectations and—for some industries—oversold conditions depressed the stock prices of so many small-caps that we see as attractive—that is, solidly profitable—businesses. In many cases, it appears that the market has just begun to reward steady earnings and high profitability and is only gradually recognizing how low valuations had become for many cyclicals. Going forward, we remain confident that earnings, profitability, and low leverage will matter more and more to investors through what we expect should be a long-running cycle.

10 | 2016 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (11/26/86)

RVT (NAV)	8.17	-2.24	6.13	5.77	5.05	7.10	9.37	10.49	10.15

[1] Not Annualized

Market Price Performance History Since Inception (11/26/86)
Cumulative Performance of Investment through 6/30/161

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)

RVT	-5.9%	27.8%	40.2%	165.2%	490.3%	1279.8%

[1]	Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund’s rights offerings.
[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 58 for additional information.

Top 10 Positions
% of Net Assets

HEICO Corporation	1.2

Coherent	1.1

MarketAxess Holdings	1.1

Copart	1.1

Ritchie Bros. Auctioneers	1.0

Ash Grove Cement Cl. B	1.0

E-L Financial	1.0

Core-Mark Holding Company	1.0

Reliance Steel & Aluminum	0.9

IDEXX Laboratories	0.9

Portfolio Sector Breakdown
% of Net Assets

Industrials	29.1

Financials	19.8

Information Technology	18.6

Consumer Discretionary	11.6

Materials	7.9

Health Care	5.3

Energy	5.1

Consumer Staples	1.9

Telecommunication Services	0.5

Utilities	0.1

Miscellaneous	2.3

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-2.2

Calendar Year Total Returns (%)

YEAR	RVT

2015	-8.1

2014	0.8

2013	34.1

2012	15.4

2011	-10.1

2010	30.3

2009	44.6

2008	-45.6

2007	5.0

2006	19.5

2005	8.4

2004	21.4

2003	40.8

2002	-15.6

2001	15.2

Portfolio Diagnostics

Fund Net Assets	$1,131 million

Number of Holdings	428

Turnover Rate	18%

Net Asset Value	$14.05

Market Price	$11.77

Net Leverage[1]	2.3%

Average Market Capitalization[2]	$1,348 million

Weighted Average P/E Ratio[3,4]	19.8x

Weighted Average P/B Ratio[3]	2.0x

Active Share[5]	90%

U.S. Investments (% of Net Assets)	83.7%

Non-U.S. Investments (% of Net Assets)	18.5%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (17% of portfolio holdings as of 6/30/16).
[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 6, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to date performance for 2015.

2016 Semiannual Report to Stockholders | 11

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]

Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975

12/11/14	Distribution $0.15		7.970	19	9,426	8,193

12/10/15	Distribution $0.10		7.230	14	9,101	7,696

6/30/16		$8,975		1,033	$9,452	$7,851

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500

10/28/94	Rights Offering	1,400	7.000	200

12/19/94	Distribution $0.05		6.750	9	9,163	8,462

12/7/95	Distribution $0.36		7.500	58	11,264	10,136

12/6/96	Distribution $0.80		7.625	133	13,132	11,550

12/5/97	Distribution $1.00		10.000	140	16,694	15,593

12/7/98	Distribution $0.29		8.625	52	16,016	14,129

12/6/99	Distribution $0.27		8.781	49	18,051	14,769

12/6/00	Distribution $1.72		8.469	333	20,016	17,026

12/6/01	Distribution $0.57		9.880	114	24,701	21,924

2002	Annual distribution total $0.80		9.518	180	21,297	19,142

2003	Annual distribution total $0.92		10.004	217	33,125	31,311

2004	Annual distribution total $1.33		13.350	257	39,320	41,788

2005	Annual distribution total $1.85		13.848	383	41,969	45,500

2006	Annual distribution total $1.55		14.246	354	51,385	57,647

2007	Annual distribution total $1.35		13.584	357	51,709	45,802

2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807

3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212

12/2/10	Distribution $0.08		9.400	40	53,094	45,884

2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596

2012	Annual distribution total $0.51		9.084	285	57,501	49,669

2013	Annual distribution total $1.38		11.864	630	83,110	74,222

2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507

2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222

2016	Year-to-date distribution total $0.33		7.169	412

6/30/16		$8,900		9,258	$80,082	$67,954

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.

12 | 2016 Semiannual Report to Stockholders

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]

Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000

10/15/87	Distribution $0.30		7.000	42

12/31/87	Distribution $0.22		7.125	32	8,578	7,250

12/27/88	Distribution $0.51		8.625	63	10,529	9,238

9/22/89	Rights Offering	405	9.000	45

12/29/89	Distribution $0.52		9.125	67	12,942	11,866

9/24/90	Rights Offering	457	7.375	62

12/31/90	Distribution $0.32		8.000	52	11,713	11,074

9/23/91	Rights Offering	638	9.375	68

12/31/91	Distribution $0.61		10.625	82	17,919	15,697

9/25/92	Rights Offering	825	11.000	75

12/31/92	Distribution $0.90		12.500	114	21,999	20,874

9/27/93	Rights Offering	1,469	13.000	113

12/31/93	Distribution $1.15		13.000	160	26,603	25,428

10/28/94	Rights Offering	1,103	11.250	98

12/19/94	Distribution $1.05		11.375	191	27,939	24,905

11/3/95	Rights Offering	1,425	12.500	114

12/7/95	Distribution $1.29		12.125	253	35,676	31,243

12/6/96	Distribution $1.15		12.250	247	41,213	36,335

1997	Annual distribution total $1.21		15.374	230	52,556	46,814

1998	Annual distribution total $1.54		14.311	347	54,313	47,506

1999	Annual distribution total $1.37		12.616	391	60,653	50,239

2000	Annual distribution total $1.48		13.972	424	70,711	61,648

2001	Annual distribution total $1.49		15.072	437	81,478	73,994

2002	Annual distribution total $1.51		14.903	494	68,770	68,927

1/28/03	Rights Offering	5,600	10.770	520

2003	Annual distribution total $1.30		14.582	516	106,216	107,339

2004	Annual distribution total $1.55		17.604	568	128,955	139,094

2005	Annual distribution total $1.61		18.739	604	139,808	148,773

2006	Annual distribution total $1.78		19.696	693	167,063	179,945

2007	Annual distribution total $1.85		19.687	787	175,469	165,158

2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435

3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669

12/2/10	Distribution $0.03		13.850	23	179,730	156,203

2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866

2012	Annual distribution total $0.80		13.063	714	186,540	162,556

2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474

2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516

2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185

2016	Year-to-date distribution total $0.51		11.736	751

6/30/16		$21,922		17,844	$250,708	$210,024

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.
[4]	Includes Royce Global Value Trust spin-off of $1.40 per share.

2016 Semiannual Report to Stockholders | 13

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through December 31, 2015.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through December 31, 2015. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

14 | 2016 Semiannual Report to Stockholders

Royce Global Value Trust	June 30, 2016 (unaudited)

Schedule of Investments
Common Stocks – 102.5%
	SHARES	VALUE

AUSTRALIA – 1.1%
Austal [1]	96,400	$86,993
†Cochlear	5,000	453,507
Imdex [2]	473,700	73,895
†Seeing Machines [2]	1,676,800	64,244
TFS Corporation	143,945	151,529
Webjet	36,772	196,069

Total (Cost $1,095,718)		1,026,237

AUSTRIA – 1.3%
Mayr-Melnhof Karton	7,530	820,538
Semperit AG Holding	11,000	365,978
UBM Development	1,800	58,990

Total (Cost $1,459,521)		1,245,506

BELGIUM – 0.4%
†Roularta Media Group	3,400	96,367
Van de Velde	4,000	266,616

Total (Cost $293,728)		362,983

BERMUDA – 1.0%
Lazard Cl. A	32,600	970,828

Total (Cost $1,010,334)		970,828

BRAZIL – 2.1%
Brasil Brokers Participacoes [2]	205,000	102,745
CETIP - Mercados Organizados	53,000	722,495
†OdontoPrev	200,000	828,690
T4F Entretenimento	66,300	136,220
TOTVS	23,000	218,666

Total (Cost $1,929,739)		2,008,816

CANADA – 7.5%
Agnico Eagle Mines [3]	5,000	267,500
Cameco Corporation [3]	24,500	268,765
Computer Modelling Group	108,000	864,368
Dundee Corporation Cl. A [2]	120,000	708,696
E-L Financial	200	106,196
Exco Technologies	10,100	95,375
Franco-Nevada Corporation [3,4]	10,200	775,812
Genworth MI Canada	20,000	513,023
Gluskin Sheff + Associates	23,000	296,768
goeasy	10,000	142,343
Intertape Polymer Group	5,900	96,267
Magellan Aerospace	20,900	291,349
Major Drilling Group International [2]	110,500	668,842
Morneau Shepell	41,500	569,844
Pan American Silver [3]	31,800	523,110
RDM Corporation	30,400	102,357
†Sandstorm Gold [2]	32,800	146,288
Solium Capital [2]	28,900	132,874
Sprott	280,600	558,181

Total (Cost $8,287,816)		7,127,958

CHINA – 1.3%
Daphne International Holdings [2]	1,383,000	214,554
Daqo New Energy ADR [2,3]	5,700	128,649
†Haichang Ocean Park Holdings [2]	461,100	99,125
TravelSky Technology	345,000	667,193
Xtep International Holdings	205,800	111,102

Total (Cost $1,871,648)		1,220,623

CYPRUS – 0.2%
Globaltrans Investment GDR	42,000	165,461

Total (Cost $212,014)		165,461

DENMARK – 2.7%
Chr. Hansen Holding	11,500	755,146
Coloplast Cl. B	7,500	559,855
Columbus	77,700	97,313
SimCorp	14,000	686,976
Zealand Pharma [2]	24,000	430,307

Total (Cost $2,069,990)		2,529,597

FINLAND – 1.0%
BasWare [2]	1,600	61,442
Nokian Renkaat	6,000	214,322
Powerflute	116,300	108,900
Vaisala Cl. A	17,500	550,658

Total (Cost $1,151,092)		935,322

FRANCE – 5.5%
†Bigben Interactive [2]	13,600	72,394
Cegedim [2]	2,500	76,310
Chargeurs	7,700	85,163
†Groupe Crit	1,400	93,395
HighCo	9,700	96,199
†Interparfums	17,600	441,857
†Linedata Services	1,600	72,792
Manutan International	1,400	75,688
Neurones	25,950	568,637
Rothschild & Co	33,000	789,326
†Synergie	3,100	88,566
Thermador Groupe	10,500	907,633
Vetoquinol	28,203	1,149,842
Virbac [2]	3,600	655,031

Total (Cost $5,122,292)		5,172,833

GERMANY – 5.6%
ADLER Real Estate [2]	9,400	119,091
†ADLER Real Estate (Rights) [1,2]	9,400	0
Allgeier	3,700	67,801
Bertrandt	8,500	831,873
†CANCOM	2,400	119,244
Carl Zeiss Meditec	17,500	707,686
CompuGroup Medical	15,000	623,756
Fielmann	7,000	511,655
HolidayCheck Group [2]	25,100	65,676
KUKA	4,000	473,693
KWS Saat	1,900	628,224
†MorphoSys [2]	7,000	291,961
msg life [2]	25,400	68,576
mutares	8,000	115,526
†PNE Wind	45,700	107,603
STRATEC Biomedical	8,000	462,027
VIB Vermoegen	4,200	90,542

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Semiannual Report to Stockholders | 15

Royce Global Value Trust

Schedule of Investments (continued)
	SHARES	VALUE

GERMANY (continued)
XING	300	$56,989

Total (Cost $4,917,259)		5,341,923

GREECE – 0.2%
Aegean Marine Petroleum Network	5,000	27,500
Hellenic Exchanges - Athens Stock Exchange	28,000	133,402
StealthGas [2,3]	17,000	64,260

Total (Cost $333,095)		225,162

HONG KONG – 3.3%
Anxin-China Holdings [1,2]	2,500,000	18,690
China Metal International Holdings	430,000	138,767
First Pacific	180,000	130,373
†HKBN	126,000	132,588
I.T	438,500	130,448
Le Saunda Holdings	295,460	63,042
Luk Fook Holdings (International)	120,100	267,351
New World Department Store China	1,559,700	203,484
Oriental Watch Holdings	960,000	114,396
Pico Far East Holdings	1,053,300	297,931
Television Broadcasts	54,000	185,446
Texwinca Holdings	302,000	224,414
Value Partners Group	1,080,000	1,002,060
VST Holdings	366,600	104,897
YGM Trading	169,400	87,778

Total (Cost $4,506,505)		3,101,665

INDIA – 1.6%
Bajaj Finance	8,800	1,044,716
†CCL Products India	26,000	95,630
Kewal Kiran Clothing	6,500	175,038
†Manappuram Finance	175,000	179,776

Total (Cost $1,071,718)		1,495,160

INDONESIA – 0.9%
Selamat Sempurna	1,816,700	643,109
Supra Boga Lestari [2]	3,945,000	176,431

Total (Cost $860,630)		819,540

IRELAND – 0.6%
Ardmore Shipping [3]	8,300	56,191
†Irish Continental Group	15,900	74,396
†Irish Residential Properties REIT	70,100	86,736
Keywords Studios	75,000	271,701
Trinity Biotech ADR Cl. A [2]	10,000	113,400

Total (Cost $629,863)		602,424

ISRAEL – 0.2%
Nova Measuring Instruments [2,3]	18,200	199,108

Total (Cost $195,540)		199,108

ITALY – 1.4%
Azimut Holding	25,000	407,419
Banca Sistema	58,200	132,206
DiaSorin	11,000	674,987
†Gruppo MutuiOnline	9,000	78,652

Total (Cost $1,372,778)		1,293,264

JAPAN – 12.2%
CRE	9,400	256,122
FamilyMart	8,200	498,099
GCA Savvian	17,400	146,971
Horiba	20,000	874,490
Leopalace21 Corporation	25,400	177,432
Mandom Corporation	2,100	96,153
Meitec Corporation	30,000	1,013,819
MISUMI Group	47,000	841,714
Nihon Kohden	27,500	770,553
†Nippon Kanzai	45,000	710,536
†Omron Corporation	17,500	567,033
Pressance Corporation	2,800	105,339
Relo Holdings	5,500	963,933
Santen Pharmaceutical	77,000	1,200,814
Shimano	6,300	954,795
SPARX Group	76,100	135,599
Sun Frontier Fudousan	13,200	134,095
Takara Leben	13,000	99,047
Trancom	2,600	171,148
Trend Micro	20,000	712,314
USS	62,500	1,025,096
Zuiko Corporation	2,100	89,503

Total (Cost $9,136,270)		11,544,605

MALAYSIA – 0.2%
CB Industrial Product Holding	141,000	71,417
†Kossan Rubber Industries	53,200	90,496

Total (Cost $147,140)		161,913

MEXICO – 0.5%
Bolsa Mexicana de Valores	250,000	385,203
Consorcio ARA	393,300	141,336

Total (Cost $600,705)		526,539

NETHERLANDS – 0.0%
†Constellium Cl. A [2]	8,300	38,927

Total (Cost $34,333)		38,927

NEW ZEALAND – 0.7%
Fisher & Paykel Healthcare	75,000	538,349
†New Zealand Refining	43,100	74,838
†Summerset Group Holdings	24,200	75,827

Total (Cost $558,090)		689,014

NORWAY – 1.4%
Ekornes	41,459	452,132
Kongsberg Automotive [2]	84,300	55,194
Medistim	13,000	88,464
†Nordic Semiconductor [2]	53,000	217,046
†NRC Group [2]	12,200	76,874
TGS-NOPEC Geophysical	27,200	444,777

Total (Cost $1,657,050)		1,334,487

PHILIPPINES – 0.3%
†Integrated Micro-Electronics	756,900	90,824
Universal Robina	45,000	199,122

Total (Cost $221,280)		289,946

16 | 2016 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Schedule of Investments (continued)
	SHARES	VALUE

POLAND – 0.3%
Warsaw Stock Exchange	33,000	$276,904

Total (Cost $459,764)		276,904

SINGAPORE – 1.2%
ARA Asset Management	600,000	617,970
CSE Global	320,000	104,410
XP Power	20,100	416,908

Total (Cost $1,040,946)		1,139,288

SOUTH AFRICA – 0.6%
Coronation Fund Managers	59,000	267,782
JSE	15,000	187,371
Net 1 UEPS Technologies [2]	10,500	104,895

Total (Cost $732,552)		560,048

SOUTH KOREA – 0.6%
Eugene Technology	6,036	86,063
†Hanssem	900	124,242
Huvis Corporation	6,400	43,522
ISC	2,609	60,111
Koh Young Technology	5,000	177,802
†Modetour Network	3,400	82,374

Total (Cost $580,680)		574,114

SPAIN – 0.1%
Atento [2,3]	9,400	83,754

Total (Cost $127,314)		83,754

SWEDEN – 1.1%
Addtech Cl. B	27,000	338,811
†Bravida Holding	60,000	359,981
†Doro [2]	8,000	57,993
Dustin Group	23,900	158,955
Proact IT Group	7,600	97,985

Total (Cost $1,095,899)		1,013,725

SWITZERLAND – 4.8%
Burckhardt Compression Holding	2,150	668,758
dorma+kaba Holding	800	558,143
Inficon Holding	1,700	577,873
LEM Holding	700	630,100
Partners Group Holding	1,600	686,073
VZ Holding	4,925	1,469,370

Total (Cost $3,932,226)		4,590,317

TAIWAN – 1.0%
†Chipbond Technology	50,700	64,961
†Egis Technology [2]	22,600	108,819
Flytech Technology	32,780	104,060
Kinik Company	48,500	81,059
Lumax International	87,400	126,286
†Posiflex Technology	16,200	78,112
Shih Her Technologies	85,600	82,205
Sporton International	19,800	102,187
UDE Corporation	85,500	76,676
†United Orthopedic	35,700	99,418

Total (Cost $1,127,916)		923,783

THAILAND – 0.1%
MC Group	204,200	78,055

Total (Cost $78,178)		78,055

TURKEY – 0.4%
Mardin Cimento Sanayii	279,256	384,905

Total (Cost $711,046)		384,905

UNITED KINGDOM – 13.0%
Abcam	40,000	411,312
Ashmore Group	169,000	684,204
Berendsen	37,500	610,933
†BGEO Group	2,200	77,845
BrainJuicer Group	9,400	43,025
Character Group	11,400	72,285
Clarkson	41,300	1,223,975
Computacenter	18,700	185,409
†Connect Group	68,500	135,059
Consort Medical	52,500	732,612
Conviviality	60,600	147,635
Diploma	40,000	445,372
†dotdigital group	206,200	111,033
e2v technologies	150,000	406,833
Elementis	175,000	466,495
†Epwin Group	47,500	69,796
Exova Group	175,000	421,287
†FDM Group Holdings	60,000	360,180
Finsbury Food Group	84,600	122,309
†Hilton Food Group	26,000	191,189
†Inspired Energy	439,500	71,072
ITE Group	325,000	619,498
Jupiter Fund Management	36,000	177,484
†McBride	50,200	104,296
†Micro Focus International	6,900	149,253
Norcros	64,360	146,788
Pendragon	139,900	52,613
Polypipe Group	60,000	210,594
†Rank Group	21,100	60,797
Real Estate Investors	99,300	76,229
Rotork	81,500	233,971
Senior	130,000	357,098
Severfield	142,700	93,834
Spirax-Sarco Engineering	23,500	1,173,072
Stallergenes Greer [2]	10,800	265,127
†Treatt	30,400	66,407
Trifast	71,200	130,529
Vertu Motors	66,300	37,178
Victrex	30,000	605,056
Xaar	115,000	641,473
Zeal Network	2,500	87,202

Total (Cost $14,726,817)		12,278,359

UNITED STATES – 26.1%
†Air Lease Cl. A	12,300	329,394
Brooks Automation [3]	18,100	203,082
Century Casinos [2]	30,000	186,900
†CIRCOR International	12,800	729,472
†Cognex Corporation	17,100	737,010

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Semiannual Report to Stockholders | 17

Royce Global Value Trust	June 30, 2016 (unaudited)

Schedule of Investments (continued)
	SHARES	VALUE

UNITED STATES (continued)
†Coherent [2]	5,000	$458,900
Commercial Metals	42,000	709,800
†Copart [2]	18,600	911,586
Diebold [3,4]	28,800	715,104
Diodes [2,3]	20,500	385,195
EnerSys [3,4]	11,000	654,170
Expeditors International of Washington [3]	10,000	490,400
†Federated Investors Cl. B	12,500	359,750
FLIR Systems [3]	14,100	436,395
†Gentex Corporation	24,800	383,160
Greif Cl. A [3]	8,700	324,249
†IDEXX Laboratories [2]	10,400	965,744
Innospec [3]	12,457	572,897
†Kadant	7,800	401,778
KBR [3]	73,400	971,816
Kirby Corporation [2,3,4]	29,400	1,834,266
†Lindsay Corporation	13,700	929,682
†ManpowerGroup	11,000	707,740
†MBIA [2]	80,300	548,449
Nanometrics [2,3,4]	44,500	925,155
National Instruments [3]	19,000	520,600
†Oaktree Capital Group LLC Cl. A	10,400	465,504
†Popular	13,100	383,830
Quaker Chemical [3]	8,400	749,280
†Raven Industries	50,000	947,000
Rogers Corporation [2,3]	6,000	366,600
Schnitzer Steel Industries Cl. A [3]	19,100	336,160
SEACOR Holdings [2]	6,000	347,700
SEI Investments [3,4]	40,600	1,953,266
Sensient Technologies [3,4]	9,500	674,880
Standard Motor Products	11,200	445,536
†Stifel Financial [2,3,4]	18,500	581,825
Sun Hydraulics [3]	15,139	449,477
Tennant Company [3]	11,600	624,892

Total (Cost $25,439,098)		24,718,644

TOTAL COMMON STOCKS

(Cost $100,798,584)		97,051,737

REPURCHASE AGREEMENT– 12.6%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$11,941,010 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 4/15/19, valued at $12,181,613)

(Cost $11,941,000)	$11,941,000

TOTAL INVESTMENTS – 115.1%

(Cost $112,739,584)	108,992,737

LIABILITIES LESS CASH AND OTHER ASSETS – (15.1)%	(14,289,619)

NET ASSETS – 100.0%	$94,703,118

†	New additions in 2016.
[1]
Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[2]	Non-income producing.
[3]	All or a portion of these securities were pledged as collateral in connection with the revolving credit agreement at June 30, 2016. Total market value of pledged securities at June 30, 2016, was $13,230,600.
[4]	At June 30, 2016, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $5,942,261.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2016, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $113,338,626. At June 30, 2016, net unrealized depreciation for all securities was $4,345,889, consisting of aggregate gross unrealized appreciation of $8,804,582 and aggregate gross unrealized depreciation of $13,150,471. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

18 | 2016 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	June 30, 2016 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$97,051,737

Repurchase agreements (at cost and value)	11,941,000

Cash and foreign currency	72,680

Receivable for investments sold	519,556

Receivable for dividends and interest	160,480

Prepaid expenses and other assets	31,551

Total Assets	109,777,004

LIABILITIES:
Revolving credit agreement	8,000,000

Payable for investments purchased	6,893,357

Payable for investment advisory fee	97,707

Payable for directors’ fees	8,896

Payable for interest expense	709

Accrued expenses	47,094

Deferred capital gains tax	26,123

Total Liabilities	15,073,886

Net Assets	$94,703,118

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 10,344,899 shares outstanding (150,000,000 shares authorized)	$116,929,670

Undistributed net investment income (loss)	367,035

Accumulated net realized gain (loss) on investments and foreign currency	(18,815,847)

Net unrealized appreciation (depreciation) on investments and foreign currency	(3,777,740)

Net Assets (net asset value per share - $9.15)	$94,703,118

Investments at identified cost	$100,798,584

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Semiannual Report to Stockholders | 19

Royce Global Value Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED
	6/30/16
	(UNAUDITED)	YEAR ENDED 12/31/15

INVESTMENT OPERATIONS:
Net investment income (loss)	$591,649	$985,324

Net realized gain (loss) on investments and foreign currency	(456,191)	(11,820,601)

Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,394,100	7,399,963

Net increase (decrease) in net assets from investment operations	3,529,558	(3,435,314)

DISTRIBUTIONS:
Net investment income	–	(1,029,597)

Net realized gain on investments and foreign currency	–	–

Total distributions	–	(1,029,597)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	–	353,733

Total capital stock transactions	–	353,733

Net Increase (Decrease) In Net Assets	3,529,558	(4,111,178)

NET ASSETS:

Beginning of period	91,173,560	95,284,738

End of period (including undistributed net investment income (loss) of $367,035 at 6/30/16 and $(224,615) at 12/31/15)	$94,703,118	$91,173,560

20 | 2016 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	Six Months Ended June 30, 2016 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$1,467,927

Foreign withholding tax	(105,541)

Interest	483

Rehypothecation income	530

Total income	1,363,399

EXPENSES:

Investment advisory fees	560,982

Interest expense	64,058

Custody and transfer agent fees	49,197

Stockholder reports	36,912

Directors’ fees	15,032

Professional fees	14,980

Administrative and office facilities	9,740

Other expenses	20,853

Total expenses	771,754

Compensating balance credits	(4)

Net expenses	771,750

Net investment income (loss)	591,649

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	(445,682)

Foreign currency transactions	(10,509)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	3,396,809

Other assets and liabilities denominated in foreign currency	(2,709)

Net realized and unrealized gain (loss) on investments and foreign currency	2,937,909

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$3,529,558

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Semiannual Report to Stockholders | 21

Royce Global Value Trust	Six Months Ended June 30, 2016 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$3,529,558

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(26,912,783)

Proceeds from sales and maturities of long-term investments	36,633,021

Net purchases, sales and maturities of short-term investments	(10,238,000)

Net (increase) decrease in dividends and interest receivable and other assets	11,376

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(14,036)

Net change in unrealized appreciation (depreciation) on investments	(3,396,809)

Net realized gain (loss) on investments and foreign currency	456,191

Net cash provided by operating activities	68,518

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase (decrease) in revolving credit agreement	–

Distributions	–

Reinvestment of distributions	–

Net cash used for financing activities	–

INCREASE (DECREASE) IN CASH:	68,518

Cash and foreign currency at beginning of period	4,162

Cash and foreign currency at end of period	$72,680

22 | 2016 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Financial Highlights
This table is presented to show selected data for a share outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS ENDED	YEARS ENDED

	6/30/2016			PERIOD ENDED
	(UNAUDITED)	12/31/15	12/31/14	12/31/13[1]

Net Asset Value, Beginning of Period	$8.81	$9.25	$10.05	$9.78

INVESTMENT OPERATIONS:
Net investment income (loss)	0.06	0.10	0.13	(0.00)

Net realized and unrealized gain (loss) on investments and foreign currency	0.28	(0.43)	(0.77)	0.27

Net increase (decrease) in net assets from investment operations	0.34	(0.33)	(0.64)	0.27

DISTRIBUTIONS:
Net investment income	–	(0.10)	(0.15)	–

Net realized gain on investments and foreign currency	–	–	–	–

Total distributions	–	(0.10)	(0.15)	–

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–	(0.01)	(0.01)	–

Total capital stock transactions	–	(0.01)	(0.01)	–

Net Asset Value, End of Period	$9.15	$8.81	$9.25	$10.05

Market Value, End of Period	$7.60	$7.45	$8.04	$8.89

TOTAL RETURN:[2]
Net Asset Value	3.86%[3]	(3.44)%	(6.23)%	2.76%[3]
Market Value	2.01%[3]	(6.06)%	(7.86)%	(0.95)%[3]

RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.25%[4]	1.25%	1.25%	1.25%[4]

Other operating expenses	0.47%[4]	0.43%	0.24%	0.37%[4]

Total expenses (net)	1.72%[4]	1.68%	1.49%	1.62%[4]

Expenses excluding interest expense	1.58%[4]	1.58%	1.49%	1.62%[4]

Expenses prior to balance credits	1.72%[4]	1.68%	1.49%	1.62%[4]

Net investment income (loss)	1.32%[4]	1.03%	1.30%	(0.13)%[4]

SUPPLEMENTAL DATA:
Net Assets End of Period (in thousands)	$94,703	$91,174	$95,285	$102,684

Portfolio Turnover Rate	34%	65%	43%	7%

REVOLVING CREDIT AGREEMENT:
Asset coverage	1284%	1240%

Asset coverage per $1,000	12,838	12,397

[1]	The Fund commenced operations on October 18, 2013.
[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
[3]	Not annualized
[4]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Semiannual Report to Stockholders | 23

Royce Global Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies

Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2016. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$36,257,248	$60,688,806	$105,683	$97,051,737

Cash Equivalents	–	11,941,000	–	11,941,000

Certain securities have transferred in and out of Level 1, Level 2 and Level 3 measurements during the reporting period. The Fund recognizes transfers between levels as of the end of the reporting period. For the six months ended June 30, 2016, securities valued at $1,267,904 were transferred from Level 2 to Level 1 and securities valued at $86,993 were transferred from Level 2 to Level 3 within the fair value hierarchy.

24 | 2016 Semiannual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/15	TRANSFERS IN	REALIZED AND UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/16

Common Stocks	$18,710	$86,993	$(20)	$105,683

[1]The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2016 is overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

DISTRIBUTIONS AND TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.
The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:
The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees.

2016 Semiannual Report to Stockholders | 25

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 48,927 shares of Common Stock as reinvestment of distributions for the year ended December 31, 2015.

Borrowings:
The Fund has entered into a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
As of June 30, 2016, the Fund has outstanding borrowings of $8,000,000. During the six months ended June 30, 2016, the Fund borrowed an average daily balance of $8,000,000 at a weighted average borrowing cost of 1.58%. The maximum amount outstanding during the six months ended June 30, 2016 was $8,000,000. As of June 30, 2016, the aggregate value of rehypothecated securities was $5,942,261. During the six months ended June 30, 2016, the Fund earned $530 in fees from rehypothecated securities.

Investment Advisory Agreement:
The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.25% of the Fund’s average daily net assets. For the six months ended June 30, 2016, the Fund accrued and paid Royce investment advisory fees totaling $560,982.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2016, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $33,050,975 and $36,523,794, respectively.
Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the six months ended June 30, 2016, were as follows:

COST OF PURCHASES	COST OF SALES	REALIZED GAIN (LOSS)

$4,860,857	$183,450	$131,420

26 | 2016 Semiannual Report to Stockholders

Royce Micro-Cap Trust	June 30, 2016 (unaudited)

Schedule of Investments
Common Stocks – 104.4%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 15.2%
AUTO COMPONENTS - 3.2%
Drew Industries [1,2]	32,800	$2,782,752
Fox Factory Holding [3]	27,500	477,675
Motorcar Parts of America [3]	83,700	2,274,966
Sebang Global Battery	50,500	1,662,404
Standard Motor Products	74,060	2,946,107
Unique Fabricating	3,500	46,865

		10,190,769

DISTRIBUTORS - 1.1%
Fenix Parts [3]	444,200	1,745,706
Weyco Group	59,600	1,655,688

		3,401,394

DIVERSIFIED CONSUMER SERVICES - 2.0%
American Public Education [3]	73,200	2,056,920
Capella Education	1,300	68,432
Collectors Universe	116,100	2,292,975
Liberty Tax Cl. A [1]	98,900	1,317,348
Lincoln Educational Services [3]	100,000	150,000
Universal Technical Institute	270,000	610,200

		6,495,875

HOTELS, RESTAURANTS & LEISURE - 1.1%
Century Casinos [3]	206,200	1,284,626
Lindblad Expeditions Holdings [3]	234,000	2,253,420

		3,538,046

HOUSEHOLD DURABLES - 2.6%
Cavco Industries [1,2,3]	19,291	1,807,567
Ethan Allen Interiors [1]	50,100	1,655,304
Flexsteel Industries [1]	16,500	653,730
iRobot Corporation [1,3]	15,000	526,200
Lifetime Brands [1,2]	130,794	1,908,284
Stanley Furniture [3]	193,468	473,997
Universal Electronics [3]	15,100	1,091,428
ZAGG [3]	60,000	315,000

		8,431,510

INTERNET & CATALOG RETAIL - 0.9%
Blue Nile [1,2]	37,900	1,037,702
FTD Companies [3]	70,700	1,764,672

		2,802,374

LEISURE PRODUCTS - 1.2%
Black Diamond [3]	195,926	811,133
Nautilus [3]	111,200	1,983,808
Smith & Wesson Holding Corporation [1,3]	43,100	1,171,458
Sturm, Ruger & Co.	600	38,406

		4,004,805

MEDIA - 0.7%
McClatchy Company (The) Cl. A [3]	69,313	1,013,356
New Media Investment Group	66,200	1,196,234

		2,209,590

SPECIALTY RETAIL - 1.1%
Destination Maternity	228,200	1,341,816
Haverty Furniture	32,600	587,778
Kirkland’s [3]	7,900	115,972
MarineMax [3]	5,400	91,638
Shoe Carnival [1]	21,028	526,962
Stage Stores [1]	15,000	73,200
TravelCenters of America LLC [3]	5,400	44,064
West Marine [3]	86,000	721,540

		3,502,970

TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Crown Crafts	104,059	984,398
Culp	32,900	909,027
J.G. Boswell Company [4]	2,490	1,593,127
YGM Trading	1,482,000	767,925

		4,254,477

Total (Cost $48,519,042)		48,831,810

CONSUMER STAPLES – 2.3%
BEVERAGES - 0.1%
Crimson Wine Group [3,4]	58,124	485,917

FOOD PRODUCTS - 2.2%
Farmer Bros. [1,2,3]	49,100	1,574,146
John B. Sanfilippo & Son	18,000	767,340
Landec Corporation [3]	75,610	813,564
Seneca Foods Cl. A [3]	42,400	1,535,304
Seneca Foods Cl. B [3]	42,500	1,532,125
SunOpta [3]	136,881	573,531
Waterloo Investment Holdings [3,5]	806,207	225,738

		7,021,748

Total (Cost $5,044,094)		7,507,665

ENERGY – 5.2%
ENERGY EQUIPMENT & SERVICES - 1.9%
Aspen Aerogels [3]	94,985	472,075
Canadian Energy Services & Technology	25,000	78,757
CARBO Ceramics [3]	39,000	510,900
Dawson Geophysical [3]	73,654	600,280
Era Group [3]	227,339	2,136,987
Geospace Technologies [1,3]	9,500	155,515
Matrix Service [1,3]	25,300	417,197
Newpark Resources [3]	11,200	64,848
North American Energy Partners	50,000	141,000
Pioneer Energy Services [1,3]	57,500	264,500
TerraVest Capital	84,000	423,267
Tesco Corporation [1,3]	58,000	388,020
Unit Corporation [3]	31,000	482,360

		6,135,706

OIL, GAS & CONSUMABLE FUELS - 3.3%
Ardmore Shipping	52,700	356,779
Cross Timbers Royalty Trust	67,631	1,226,150
Dorchester Minerals L.P.	106,127	1,530,351
Dorian LPG [3]	50,000	352,500
Hugoton Royalty Trust [3]	287,574	678,675
Panhandle Oil & Gas Cl. A	5,000	83,350
Permian Basin Royalty Trust	266,333	1,952,221
Sabine Royalty Trust	59,548	1,989,499
San Juan Basin Royalty Trust	203,407	1,478,769
StealthGas [3]	220,085	831,921

		10,480,215

Total (Cost $19,617,099)		16,615,921

FINANCIALS – 17.7%
BANKS - 2.0%
Bank of N.T. Butterfield & Son	438,100	709,722
Blue Hills Bancorp	50,000	738,000
Bryn Mawr Bank	25,000	730,000
Caribbean Investment Holdings [3]	735,647	73,450
Chemung Financial [1]	31,000	909,850
Fauquier Bankshares	140,200	2,037,106

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Semiannual Report to Stockholders | 27

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
Live Oak Bancshares	30,900	$435,999
Park Sterling	6,300	44,667
Peapack-Gladstone Financial	45,606	844,167

		6,522,961

CAPITAL MARKETS - 8.0%
ASA Gold and Precious Metals	181,150	2,677,397
Cowen Group [3]	100,000	296,000
Diamond Hill Investment Group [1]	5,579	1,051,195
Dundee Corporation Cl. A [3]	435,000	2,569,023
EQT Holdings	43,150	529,433
Fiera Capital Cl. A	78,000	773,993
INTL FCStone [1,3]	41,727	1,138,730
JZ Capital Partners	247,999	1,341,300
Manning & Napier Cl. A	170,600	1,620,700
Medley Management Cl. A	153,400	901,992
MVC Capital [1]	372,400	2,994,096
OHA Investment	204,620	396,963
Queen City Investments [4]	948	1,092,096
Silvercrest Asset Management Group Cl. A	213,600	2,614,464
Sprott	1,454,933	2,894,212
U.S. Global Investors Cl. A	646,254	1,098,632
Urbana Corporation	237,600	404,598
Westwood Holdings Group [1]	12,400	642,320
ZAIS Group Holdings Cl. A [1,2,3]	262,960	738,918

		25,776,062

CONSUMER FINANCE - 0.5%
EZCORP Cl. A [1,2,3]	201,000	1,519,560
J.G. Wentworth Company Cl. A [3,4]	135,000	32,535

		1,552,095

DIVERSIFIED FINANCIAL SERVICES - 1.6%
Banca Finnat Euramerica	860,000	305,435
GAIN Capital Holdings	25,000	158,000
PICO Holdings [1,2,3]	153,700	1,454,002
Value Line	164,000	2,681,400
Warsaw Stock Exchange	52,900	443,886

		5,042,723

INSURANCE - 1.3%
Hallmark Financial Services [3]	114,000	1,321,260
Independence Holding Company	85,080	1,528,888
State Auto Financial [1]	61,264	1,342,294

		4,192,442

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5%
BRT Realty Trust [3]	230,331	1,646,867

REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.8%
AV Homes [3]	87,400	1,068,028
Forestar Group [1,3]	53,000	630,170
FRP Holdings [1,2,3]	71,800	2,477,100
Griffin Industrial Realty	47,746	1,463,415
Hopefluent Group Holdings	1,400,000	372,699
Marcus & Millichap [3]	49,567	1,259,497
†RMR Group Cl. A	67,900	2,102,863
Tejon Ranch [1,2,3]	115,162	2,722,430
Tejon Ranch (Warrants) [3]	13,146	1

		12,096,203

Total (Cost $62,524,025)		56,829,353

HEALTH CARE – 15.6%
BIOTECHNOLOGY - 4.2%
Abeona Therapeutics [3]	376,321	888,118
Adverum Biotechnologies [3]	193,346	610,973
Aquinox Pharmaceuticals [1,3]	182,622	1,208,958
ARIAD Pharmaceuticals [1,3]	114,102	843,214
BioCryst Pharmaceuticals [3]	160,000	454,400
Fortress Biotech [3]	147,400	396,506
Invitae Corporation [3]	156,412	1,155,885
Keryx Biopharmaceuticals [3]	281,725	1,865,019
Kindred Biosciences [3]	148,000	523,920
Progenics Pharmaceuticals [3]	6,500	27,430
Sangamo BioSciences [3]	191,785	1,110,435
Stemline Therapeutics [3]	174,179	1,179,192
Versartis [3]	39,592	437,887
Zealand Pharma [3]	151,000	2,707,347

		13,409,284

HEALTH CARE EQUIPMENT & SUPPLIES - 7.1%
Analogic Corporation	18,200	1,445,808
AngioDynamics [1,2,3]	106,061	1,524,097
Antares Pharma [3]	406,900	427,245
Atrion Corporation [1,2]	7,277	3,113,537
Cerus Corporation [1,2,3]	140,000	873,600
Derma Sciences [3]	177,100	697,774
Exactech [1,2,3]	124,400	3,326,456
Inogen [3]	5,400	270,594
Invacare Corporation [1]	44,300	537,359
STRATEC Biomedical	14,000	808,547
SurModics [3]	245,000	5,752,600
Syneron Medical [3]	69,200	532,148
TearLab Corporation [3]	85,000	54,400
Trinity Biotech ADR Cl. A [3]	100,500	1,139,670
Utah Medical Products	38,100	2,400,300

		22,904,135

HEALTH CARE PROVIDERS & SERVICES - 3.3%
Aceto Corporation	79,600	1,742,444
BioTelemetry [3]	49,700	810,110
CorVel Corporation [1,3]	36,000	1,554,480
Cross Country Healthcare [3]	165,400	2,302,368
Landauer	33,743	1,388,862
National Research Cl. A	40,033	548,452
PharMerica Corporation [3]	40,000	986,400
Psychemedics Corporation	37,500	515,250
U.S. Physical Therapy	12,600	758,646

		10,607,012

HEALTH CARE TECHNOLOGY - 0.1%
Connecture [3]	20,000	45,200
Vocera Communications [3]	33,100	425,335

		470,535

PHARMACEUTICALS - 0.9%
Agile Therapeutics [1,3]	80,000	608,800
Lipocine [3]	90,467	275,020
Theravance Biopharma [3]	83,509	1,894,819

		2,778,639

Total (Cost $41,960,675)		50,169,605

INDUSTRIALS – 16.0%
AEROSPACE & DEFENSE - 0.7%
Astronics Corporation [3]	4,400	146,344
CPI Aerostructures [3]	9,500	58,425

28 | 2016 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
AEROSPACE & DEFENSE (continued)
FLYHT Aerospace Solutions [3]	1,916,800	$281,893
Innovative Solutions and Support [3]	142,828	402,775
Mercury Systems [3]	35,200	875,072
SIFCO Industries [3]	45,800	452,046

		2,216,555

BUILDING PRODUCTS - 1.4%
Burnham Holdings Cl. A [4]	117,000	1,755,000
DIRTT Environmental Solutions [3]	96,000	399,768
Insteel Industries	47,100	1,346,589
Patrick Industries [3]	16,900	1,018,901

		4,520,258

COMMERCIAL SERVICES & SUPPLIES - 2.1%
Atento [3]	237,901	2,119,698
CompX International Cl. A	107,500	1,236,250
Heritage-Crystal Clean [1,2,3]	249,777	3,049,777
Team [1,3]	17,500	434,525

		6,840,250

CONSTRUCTION & ENGINEERING - 2.3%
Ameresco Cl. A [3]	275,700	1,204,809
IES Holdings [3]	288,504	3,583,220
Layne Christensen [1,3]	50,000	405,000
Northwest Pipe [3]	108,600	1,170,708
NV5 Holdings [3]	31,800	904,392

		7,268,129

ELECTRICAL EQUIPMENT - 1.2%
Encore Wire [1]	3,400	126,752
LSI Industries	143,012	1,583,143
Orion Energy Systems [3]	170,000	197,200
Powell Industries	23,000	904,820
Power Solutions International [1,3]	7,100	126,735
Preformed Line Products	20,743	837,810

		3,776,460

INDUSTRIAL CONGLOMERATES - 0.7%
Raven Industries [1]	125,259	2,372,405

MACHINERY - 5.1%
Chart Industries [3]	2,400	57,912
CIRCOR International [1]	1,100	62,689
Columbus McKinnon	5,300	74,995
Eastern Company (The)	39,750	659,055
Federal Signal	3,200	41,216
Foster (L.B.) Company [1]	99,300	1,081,377
Graham Corporation [1]	81,150	1,494,783
Hurco Companies	36,866	1,025,981
Kadant	57,700	2,972,127
Lindsay Corporation	15,000	1,017,900
Luxfer Holdings ADR	59,712	718,335
Lydall [3]	4,900	188,944
NN	103,900	1,453,561
Pfeiffer Vacuum Technology	6,000	561,774
Sun Hydraulics	91,000	2,701,790
Tennant Company [1]	38,500	2,073,995
Twin Disc [3]	11,700	125,658

		16,312,092

MARINE - 0.1%
Clarkson	13,000	385,271

PROFESSIONAL SERVICES - 1.2%
Acacia Research [1,3]	140,000	616,000
CBIZ [3]	47,000	489,270
Franklin Covey [3]	40,100	614,733
Heidrick & Struggles International	46,300	781,544
Kforce [1]	4,700	79,383
Navigant Consulting [3]	5,100	82,365
Resources Connection	20,000	295,600
RPX Corporation [3]	100,000	917,000

		3,875,895

ROAD & RAIL - 0.5%
Marten Transport	3,300	65,340
Patriot Transportation Holding [1,3]	29,460	572,997
Universal Logistics Holdings [1,2]	77,600	1,001,040

		1,639,377

TRADING COMPANIES & DISTRIBUTORS - 0.5%
Central Steel & Wire [4]	788	316,776
Houston Wire & Cable	249,918	1,312,069

		1,628,845

TRANSPORTATION INFRASTRUCTURE - 0.2%
Touax [3]	42,197	488,001

Total (Cost $49,896,398)		51,323,538

INFORMATION TECHNOLOGY – 22.5%
COMMUNICATIONS EQUIPMENT - 1.4%
ADTRAN	27,500	512,875
Applied Optoelectronics [1,3]	8,800	98,120
Bel Fuse Cl. A	67,705	1,020,314
CalAmp Corporation [3]	6,500	96,265
Clearfield [3]	61,300	1,096,657
ClearOne	25,000	280,000
Harmonic [3]	147,000	418,950
KVH Industries [3]	8,900	68,530
Oclaro [3]	131,700	642,696
PCTEL	34,100	160,611
Sandvine Corporation	22,700	46,737

		4,441,755

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.0%
Agilysys [1,2,3]	170,587	1,786,046
DTS [1,2,3]	73,500	1,944,075
ePlus [3]	2,700	220,833
Fabrinet [3]	2,200	81,664
FARO Technologies [1,2,3]	86,000	2,909,380
HollySys Automation Technologies [3]	49,200	854,604
Inficon Holding	3,600	1,223,730
LRAD Corporation	853,456	1,527,686
Mesa Laboratories [1,2]	23,900	2,939,700
Novanta [3]	8,600	130,290
Orbotech [1,2,3]	127,300	3,252,515
PC Connection	43,716	1,040,441
Perceptron [3]	8,500	39,780
Richardson Electronics	330,900	1,743,843
Rogers Corporation [1,3]	1,600	97,760
Systemax [1,3]	74,000	631,220
Vishay Precision Group [3]	151,000	2,026,420

		22,449,987

INTERNET SOFTWARE & SERVICES - 4.4%
Actua Corporation [3]	110,257	995,621
Care.com [1,2,3]	305,254	3,565,367
comScore [3]	65,305	1,559,483
IZEA [3]	55,170	420,395

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Semiannual Report to Stockholders | 29

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
INTERNET SOFTWARE & SERVICES (continued)
Marchex Cl. B [3]	85,000	$270,300
QuinStreet [3]	613,100	2,176,505
RealNetworks [3]	244,000	1,051,640
Reis	25,000	622,500
SciQuest [3]	38,000	671,080
Solium Capital [3]	209,400	962,759
Stamps.com [3]	11,700	1,022,814
Support.com [3]	844,358	710,105

		14,028,569

IT SERVICES - 1.2%
Computer Task Group [1]	200,538	996,674
Hackett Group (The)	55,500	769,785
Innodata [3]	437,275	1,071,324
MoneyGram International [3]	120,003	822,020
Sykes Enterprises [3]	2,900	83,984

		3,743,787

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.4%
Amtech Systems [1,2,3]	160,284	956,896
Applied Micro Circuits [3]	97,917	628,627
Brooks Automation	131,200	1,472,064
Daqo New Energy ADR [3]	34,900	787,693
FormFactor [3]	22,869	205,592
GSI Technology [3]	92,481	385,646
Intermolecular [3]	240,000	355,200
IXYS Corporation	18,800	192,700
Kopin Corporation [3]	242,200	537,684
Kulicke & Soffa Industries [3]	88,000	1,070,960
MoSys [1,3]	684,275	277,131
Nanometrics [3]	70,800	1,471,932
Nova Measuring Instruments [3]	140,100	1,532,694
Photronics [3]	169,100	1,506,681
Rudolph Technologies [3]	2,900	45,037
Sigma Designs [3]	89,000	572,270
Silicon Motion Technology ADR	30,000	1,434,000
Ultra Clean Holdings [3]	57,000	324,330
Xcerra Corporation [3]	64,200	369,150

		14,126,287

SOFTWARE - 2.9%
American Software Cl. A	120,352	1,261,289
BSQUARE Corporation [3]	83,675	466,906
Computer Modelling Group	355,500	2,845,211
Model N [3]	136,693	1,824,852
Monotype Imaging Holdings	15,000	369,450
PSI	34,000	477,447
Rubicon Project [3]	90,000	1,228,500
SeaChange International [3]	284,200	906,598

		9,380,253

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.2%
Intevac [3]	371,300	2,108,984
Kortek	135,007	1,401,314
Silicon Graphics International [3]	106,400	535,192

		4,045,490

Total (Cost $72,061,085)		72,216,128

MATERIALS – 6.5%
CHEMICALS - 1.3%
Balchem Corporation	11,775	702,379
FutureFuel Corporation	85,262	927,651
Quaker Chemical [1]	27,400	2,444,080
Trecora Resources [3]	11,600	120,988

		4,195,098

CONSTRUCTION MATERIALS - 0.7%
Ash Grove Cement [4]	8,000	1,824,000
Monarch Cement [4]	16,303	566,529

		2,390,529

CONTAINERS & PACKAGING - 0.3%
UFP Technologies [3]	36,445	821,470

METALS & MINING - 4.2%
Alamos Gold Cl. A	216,044	1,857,850
AMG Advanced Metallurgical Group	5,000	69,260
Ampco-Pittsburgh	79,002	893,513
Comstock Mining [3]	1,875,000	654,187
Exeter Resource [3]	1,195,400	1,542,066
Haynes International [1]	15,000	481,200
Imdex [3]	525,666	82,001
MAG Silver [3]	84,050	1,059,870
Major Drilling Group International [3]	731,857	4,429,832
Olympic Steel	35,000	955,850
Pretium Resources [3]	90,000	1,007,315
Universal Stainless & Alloy Products [3]	11,600	126,440
Victoria Gold [3]	890,000	351,329

		13,510,713

Total (Cost $15,346,055)		20,917,810

TELECOMMUNICATION SERVICES – 0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
ORBCOMM [3]	18,000	179,100

Total (Cost $104,874)		179,100

UTILITIES – 0.1%
GAS UTILITIES - 0.1%
Shizuoka Gas	40,000	280,118

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCER - 0.0%
Alterra Power [3]	450,000	172,414

Total (Cost $467,214)		452,532

MISCELLANEOUS[6] – 3.2%

Total (Cost $10,632,567)		10,452,349

TOTAL COMMON STOCKS

(Cost $326,173,128)		335,495,811

PREFERRED STOCK - 0.5%
Seneca Foods Conv. [3,4]	45,409	1,597,034

(Cost $578,719)		1,597,034

30 | 2016 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Schedule of Investments (continued)

VALUE

REPURCHASE AGREEMENT– 9.4%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$30,243,025 (collateralized by obligations of various U.S. Government Agencies, 0.125%-
1.625% due 4/15/19-4/30/19, valued at $30,850,430)

(Cost $30,243,000)	$30,243,000

TOTAL INVESTMENTS – 114.3%

(Cost $356,994,847)	367,335,845

LIABILITIES LESS CASH AND OTHER ASSETS – (14.3)%	(46,084,955)

NET ASSETS – 100.0%	$321,250,890

†	New additions in 2016.
[1]
All or a portion of these securities were pledged as collateral in connection with the revolving credit agreement at June 30, 2016. Total market value of pledged securities at June 30, 2016, was $73,566,469.

[2]	At June 30, 2016, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $42,246,439.
[3]	Non-income producing.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]
A security for which market quotations are not readily available represents 0.1% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[6]	Includes securities first acquired in 2016 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2016, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $358,701,292. At June 30, 2016, net unrealized appreciation for all securities was $8,634,553, consisting of aggregate gross unrealized appreciation of $67,044,960 and aggregate gross unrealized depreciation of $58,410,407. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Semiannual Report to Stockholders | 31

Royce Micro-Cap Trust	June 30, 2016 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$337,092,845

Repurchase agreements (at cost and value)	30,243,000

Cash and foreign currency	2,777

Receivable for investments sold	1,275,542

Receivable for dividends and interest	172,796

Prepaid expenses and other assets	30,977

Total Assets	368,817,937

LIABILITIES:
Revolving credit agreement	45,000,000

Payable for investments purchased	2,167,630

Payable for investment advisory fee	283,209

Payable for directors’ fees	27,531

Payable for interest expense	3,990

Accrued expenses	84,687

Total Liabilities	47,567,047

Net Assets	$321,250,890

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 37,135,645 shares outstanding (150,000,000 shares authorized)	$312,313,853

Undistributed net investment income (loss)	(104,744)

Accumulated net realized gain (loss) on investments and foreign currency	10,768,450

Net unrealized appreciation (depreciation) on investments and foreign currency	10,336,252

Quarterly distributions	(12,062,921)

Net Assets (net asset value per share - $8.65)	$321,250,890

Investments at identified cost	$326,751,847

32 | 2016 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED
	6/30/16 (UNAUDITED)	YEAR ENDED 12/31/15

INVESTMENT OPERATIONS:
Net investment income (loss)	$11,434	$917,928

Net realized gain (loss) on investments and foreign currency	6,215,573	21,372,239

Net change in unrealized appreciation (depreciation) on investments and foreign currency	9,220,486	(71,062,194)

Net increase (decrease) in net assets from investment operations	15,447,493	(48,772,027)

DISTRIBUTIONS:
Net investment income	–	(399,672)

Net realized gain on investments and foreign currency	(9,042,411)[1]	(43,520,307)

Return of capital	(3,020,510)[1]	–

Total distributions	(12,062,921)	(43,919,979)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	5,459,226	17,611,123

Total capital stock transactions	5,459,226	17,611,123

Net Increase (Decrease) In Net Assets	8,843,798	(75,080,883)

NET ASSETS:

Beginning of period	312,407,092	387,487,975

End of period (including undistributed net investment income (loss) of $(104,744) at 6/30/16 and $(116,177) at 12/31/15)	$321,250,890	$312,407,092

[1]	Amounts are subject to change and recharacterization at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Semiannual Report to Stockholders | 33

Royce Micro-Cap Trust	Six Months Ended June 30, 2016 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$2,264,696

Foreign withholding tax	(53,714)

Interest	3,588

Rehypothecation income	32,629

Total income	2,247,199

EXPENSES:

Investment advisory fees	1,615,673

Interest expense	360,326

Stockholder reports	69,580

Directors’ fees	47,261

Custody and transfer agent fees	42,376

Administrative and office facilities	34,362

Professional fees	29,062

Other expenses	37,153

Total expenses	2,235,793

Compensating balance credits	(28)

Net expenses	2,235,765

Net investment income (loss)	11,434

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	6,215,504

Foreign currency transactions	69

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	9,222,498

Other assets and liabilities denominated in foreign currency	(2,012)

Net realized and unrealized gain (loss) on investments and foreign currency	15,436,059

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$15,447,493

34 | 2016 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Six Months Ended June 30, 2016 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$15,447,493

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(49,673,246)

Proceeds from sales and maturities of long-term investments	71,586,096

Net purchases, sales and maturities of short-term investments	(15,825,000)

Net (increase) decrease in dividends and interest receivable and other assets	393,999

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	65,077

Net change in unrealized appreciation (depreciation) on investments	(9,222,498)

Net realized gain (loss) on investments and foreign currency	(6,215,573)

Net cash provided by operating activities	6,556,348

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase (decrease) in revolving credit agreement	–

Distributions	(12,062,921)

Reinvestment of distributions	5,459,226

Net cash used for financing activities	(6,603,695)

INCREASE (DECREASE) IN CASH:	(47,347)

Cash and foreign currency at beginning of period	50,124

Cash and foreign currency at end of period	$2,777

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Semiannual Report to Stockholders | 35

Royce Micro-Cap Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED

	ENDED 6/30/16
	(UNAUDITED)	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net Asset Value, Beginning of Period	$8.59	$11.33	$14.12	$10.93	$9.86	$11.34

INVESTMENT OPERATIONS:
Net investment income (loss)	0.00	0.03	(0.01)	0.01	0.15	0.04

Net realized and unrealized gain (loss) on investments and foreign currency	0.42	(1.42)	0.25	4.64	1.58	(0.82)

Total investment operations	0.42	(1.39)	0.24	4.65	1.73	(0.78)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–	–	–	(0.02)	(0.02)

Net realized gain on investments and foreign currency	–	–	–	–	(0.09)	(0.11)

Total distributions to Preferred Stockholders	–	–	–	–	(0.11)	(0.13)

Net Increase (Decrease) in Net Assets Applicable to Common Stockholders from Investment Operations	0.42	(1.39)	0.24	4.65	1.62	(0.91)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.01)	(0.04)	(0.03)	(0.08)	(0.05)

Net realized gain on investments and foreign currency	(0.25)[1]	(1.25)	(2.86)	(1.35)	(0.43)	(0.24)

Return of capital	(0.08)[1]	–	–	–	–	(0.24)

Total distributions to Common Stockholders	(0.33)	(1.26)	(2.90)	(1.38)	(0.51)	(0.53)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.09)	(0.13)	(0.08)	(0.04)	(0.04)

Total capital stock transactions	(0.03)	(0.09)	(0.13)	(0.08)	(0.04)	(0.04)

Net Asset Value, End of Period	$8.65	$8.59	$11.33	$14.12	$10.93	$9.86

Market Value, End of Period	$7.34	$7.26	$10.08	$12.61	$9.45	$8.77

TOTAL RETURN:[2]
Net Asset Value	5.39%[3]	(11.64)%	3.46%	44.66%	17.23%	(7.69)%
Market Value	5.82%[3]	(16.06)%	3.06%	49.42%	13.95%	(4.99)%

RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment advisory fee expense[4]	1.07%[5]	0.93%	0.93%	0.82%	1.12%	0.97%

Other operating expenses	0.41%[5]	0.35%	0.25%	0.29%	0.18%	0.15%

Total expenses (net)[6]	1.48%[5]	1.28%	1.18%	1.11%	1.30%	1.12%

Expenses net of fee waivers and excluding interest expense	1.24%[5]	1.08%	1.05%	0.96%	1.27%	1.12%

Expenses prior to fee waivers and balance credits	1.48%[5]	1.28%	1.18%	1.11%	1.32%	1.15%

Expenses prior to fee waivers	1.48%[5]	1.28%	1.18%	1.11%	1.32%	1.15%

Net investment income (loss)	0.01%[5]	0.26%	(0.09)%	0.08%	1.46%	0.40%

SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$321,251	$312,407	$387,488	$433,121	$318,545	$279,292

Liquidation Value of Preferred Stock, End of Period (in thousands)						$60,000

Portfolio Turnover Rate	15%	39%	41%	29%	28%	30%

PREFERRED STOCK:
Total shares outstanding						2,400,000

Asset coverage per share						$141.37

Liquidation preference per share						$25.00

Average month-end market value per share						$25.41

REVOLVING CREDIT AGREEMENT:
Asset coverage	814%	794%	746%	1062%	808%

Asset coverage per $1,000	$8,139	$7,942	$7,458	$10,625	$8,079

[1]	Amounts are subject to change and recharacterization at year end.
[2]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]
The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[5]	Annualized
[6]	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.10% and 0.93% for the years ended December 31, 2012 and 2011, respectively.

36 | 2016 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies
Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2016. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$314,464,126	$20,805,947	$225,738	$335,495,811

Preferred Stocks	–	1,597,034	–	1,597,034

Cash Equivalents	–	30,243,000	–	30,243,000

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. The Fund recognizes transfers between levels as of the end of the reporting period. For the six months ended June 30, 2016, securities valued at $767,925 were transferred from Level 2 to Level 1 and securities valued at $561,968 were transferred from Level 1 to Level 2 within the fair value hierarchy.

2016 Semiannual Report to Stockholders | 37

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/15	REALIZED AND UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/16

Common Stocks	$225,738	–	$225,738

[1]The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT 6/30/16	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	IMPACT TO VALUATION FROM AN INCREASE IN INPUT[1]

		Discounted Present Value
Common Stocks	$225,738	Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]
This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2016 is overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

DISTRIBUTIONS:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

38 | 2016 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 760,859 and 2,189,322 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2016 and the year ended December 31, 2015, respectively.

Borrowings:
The Fund has entered into a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
As of June 30, 2016, the Fund has outstanding borrowings of $45,000,000. During the six months ended June 30, 2016, the Fund borrowed an average daily balance of $45,000,000 at a weighted average borrowing cost of 1.58%. The maximum amount outstanding during the six months ended June 30, 2016 was $45,000,000. As of June 30, 2016, the aggregate value of rehypothecated securities was $42,246,439. During the six months ended June 30, 2016, the Fund earned $32,629 in fees from rehypothecated securities.

Investment Advisory Agreement:
As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of outstanding Preferred Stock through October 31, 2015, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12

2016 Semiannual Report to Stockholders | 39

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement (continued):
of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
For the six rolling 36-month periods ended June 2016, the Fund’s investment performance ranged from 2% to 6% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $1,901,139 and a net downward adjustment of $285,466 for the performance of the Fund relative to that of the Russell 2000. For the six months ended June 30, 2016, the Fund accrued and paid Royce investment advisory fees totaling $1,615,673.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2016, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $49,539,185 and $68,076,761, respectively.
Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the six months ended June 30, 2016, were as follows:

COST OF PURCHASES	COST OF SALES	REALIZED GAIN (LOSS)

$5,593,443	$510,300	$583,700

40 | 2016 Semiannual Report to Stockholders

Royce Value Trust	June 30, 2016 (unaudited)

Schedule of Investments
Common Stocks – 102.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 11.6%
AUTO COMPONENTS - 1.4%
Drew Industries	89,916	$7,628,473
Gentex Corporation	337,270	5,210,822
Sebang Global Battery	28,500	938,188
Standard Motor Products	50,391	2,004,554

		15,782,037

AUTOMOBILES - 0.8%
Thor Industries [1]	134,910	8,734,074

DISTRIBUTORS - 1.3%
Core-Mark Holding Company	230,400	10,796,544
Fenix Parts [2]	255,000	1,002,150
Weyco Group	97,992	2,722,218

		14,520,912

DIVERSIFIED CONSUMER SERVICES - 0.8%
American Public Education [2]	42,400	1,191,440
Collectors Universe	50,000	987,500
DeVry Education Group	52,054	928,644
Liberty Tax Cl. A	141,573	1,885,752
LifeLock [1,2]	142,000	2,245,020
Lincoln Educational Services [2]	430,600	645,900
Universal Technical Institute	504,032	1,139,112

		9,023,368

HOTELS, RESTAURANTS & LEISURE - 0.3%
Century Casinos [2]	213,660	1,331,102
Lindblad Expeditions Holdings [2]	178,300	1,717,029

		3,048,131

HOUSEHOLD DURABLES - 1.7%
Cavco Industries [2]	14,700	1,377,390
Ethan Allen Interiors	231,000	7,632,240
Flexsteel Industries	18,500	732,970
Mohawk Industries [1,2,3]	22,400	4,250,624
Natuzzi ADR [2]	2,096,300	3,039,635
Samson Holding	2,500,000	267,951
Stanley Furniture [2,4]	912,235	2,234,976

		19,535,786

INTERNET & CATALOG RETAIL - 0.1%
Blue Nile	34,200	936,396

LEISURE PRODUCTS - 0.8%
Black Diamond [2]	68,100	281,934
Nautilus [2]	488,700	8,718,408

		9,000,342

MEDIA - 0.8%
E.W. Scripps Company Cl. A [2]	152,460	2,414,966
Loral Space & Communications [2]	23,184	817,700
New Media Investment Group	60,100	1,086,007
Pico Far East Holdings	3,484,400	985,580
T4F Entretenimento	200,000	410,921
Technicolor	120,000	744,473
Wiley (John) & Sons Cl. A	55,980	2,921,036

		9,380,683

MULTILINE RETAIL - 0.0%
New World Department Store China	1,447,500	188,846

SPECIALTY RETAIL - 1.9%
Barnes & Noble	26,000	295,100
Buckle (The) [1]	135,015	3,509,040
Caleres	86,300	2,089,323
Container Store Group (The) [2]	158,200	846,370
Destination Maternity	390,176	2,294,235
Genesco [2]	34,155	2,196,508
Haverty Furniture	26,500	477,795
I.T	1,127,000	335,267
Monro Muffler Brake	126,300	8,027,628
Oriental Watch Holdings	967,900	115,338
TravelCenters of America LLC [2]	62,500	510,000
West Marine [2]	131,100	1,099,929

		21,796,533

TEXTILES, APPAREL & LUXURY GOODS - 1.7%
Crown Crafts	94,441	893,412
Culp	29,400	812,322
Deckers Outdoor [2]	58,620	3,371,822
G-III Apparel Group [2]	28,800	1,316,736
J.G. Boswell Company [5]	3,940	2,520,851
Movado Group	102,661	2,225,691
Wolverine World Wide [1]	360,200	7,319,264
YGM Trading	1,082,600	560,969

		19,021,067

Total (Cost $121,740,624)		130,968,175

CONSUMER STAPLES – 1.9%
BEVERAGES - 0.3%
Compania Cervecerias Unidas ADR	134,000	3,127,560

FOOD PRODUCTS - 1.5%
Cal-Maine Foods	22,016	975,749
Farmer Bros. [2]	44,100	1,413,846
Industrias Bachoco ADR	54,295	2,682,173
John B. Sanfilippo & Son	17,200	733,236
Seneca Foods Cl. A [2]	163,905	5,935,000
Seneca Foods Cl. B [2]	13,840	498,932
SunOpta [2]	129,159	541,176
Tootsie Roll Industries [1,3]	108,004	4,161,394
Waterloo Investment Holdings [2,6]	598,676	167,630

		17,109,136

PERSONAL PRODUCTS - 0.1%
Inter Parfums	39,830	1,137,943

Total (Cost $15,553,238)		21,374,639

ENERGY – 5.1%
ENERGY EQUIPMENT & SERVICES - 4.0%
CARBO Ceramics [1,2,3]	53,000	694,300
Diamond Offshore Drilling [2]	144,000	3,503,520
Era Group [2]	381,800	3,588,920
Forum Energy Technologies [2]	161,418	2,794,146
Frank’s International	108,600	1,586,646
Helmerich & Payne	105,930	7,111,081
ION Geophysical [2]	71,880	447,812
Oil States International [2]	31,933	1,049,957
Pason Systems	500,580	6,920,050
SEACOR Holdings [2]	170,469	9,878,678
TGS-NOPEC Geophysical	331,370	5,418,592
Trican Well Service [2]	897,300	1,715,493

		44,709,195

OIL, GAS & CONSUMABLE FUELS - 1.1%
Dorchester Minerals L.P.	177,172	2,554,820
Dorian LPG [2]	184,034	1,297,440
Green Plains	114,000	2,248,080
Hargreaves Services	57,683	138,441

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Semiannual Report to Stockholders | 41

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

ENERGY (continued)
OIL, GAS & CONSUMABLE FUELS (continued)
San Juan Basin Royalty Trust	350,352	$2,547,059
World Fuel Services	66,600	3,162,834
WPX Energy [2]	110,000	1,024,100

		12,972,774

Total (Cost $68,362,912)		57,681,969

FINANCIALS – 19.8%
BANKS - 2.1%
Bank of N.T. Butterfield & Son	1,784,161	2,890,341
Blue Hills Bancorp	104,180	1,537,697
Canadian Western Bank	279,500	5,332,772
Farmers & Merchants Bank of Long Beach [5]	1,200	7,380,000
Fauquier Bankshares	160,800	2,336,424
First Citizens BancShares Cl. A	17,026	4,408,201

		23,885,435

CAPITAL MARKETS - 8.2%
AllianceBernstein Holding L.P.	24,500	570,850
Ares Management L.P.	375,900	5,296,431
Artisan Partners Asset Management Cl. A	191,700	5,306,256
ASA Gold and Precious Metals	209,821	3,101,154
Ashmore Group	1,114,000	4,510,078
Associated Capital Group Cl. A	20,200	579,336
Azimut Holding	17,500	285,193
CETIP - Mercados Organizados	430,000	5,861,750
Citadel Capital [2]	11,799,921	1,302,251
Cowen Group [2]	250,824	742,439
Dundee Corporation Cl. A [2]	1,079,900	6,377,675
Edmond de Rothschild (Suisse)	134	1,926,636
Federated Investors Cl. B	342,740	9,864,057
Jupiter Fund Management	230,000	1,133,923
KKR & Co. L.P.	4,100	50,594
Lazard Cl. A	143,035	4,259,582
Manning & Napier Cl. A	465,492	4,422,174
Medley Management Cl. A	109,500	643,860
mutares	39,266	567,030
MVC Capital	324,200	2,606,568
Newtek Business Services	15,925	202,566
Oaktree Capital Group LLC Cl. A	101,100	4,525,236
Partners Group Holding	1,075	460,955
Rothschild & Co	216,893	5,187,855
SEI Investments	185,600	8,929,216
Sprott	590,000	1,173,652
U.S. Global Investors Cl. A	520,551	884,937
Value Partners Group	5,453,000	5,059,478
Virtus Investment Partners	29,930	2,130,417
VZ Holding	2,000	596,699
Westwood Holdings Group	50,173	2,598,961
ZAIS Group Holdings Cl. A [1,2,3]	492,300	1,383,363

		92,541,172

CONSUMER FINANCE - 0.1%
Bajaj Finance	5,500	652,947

DIVERSIFIED FINANCIAL SERVICES - 2.4%
First Pacific	1,020,000	738,779
MarketAxess Holdings	87,300	12,693,420
Morningstar	84,600	6,918,588
PICO Holdings [2]	409,400	3,872,924
TMX Group	60,700	2,525,350

		26,749,061

INSURANCE - 2.6%
Alleghany Corporation [2]	2,709	1,488,812
Atlas Financial Holdings [2]	30,000	516,600
eHealth [2]	45,000	630,900
E-L Financial	21,500	11,416,077
Erie Indemnity Cl. A	25,000	2,483,500
Independence Holding Company	314,523	5,651,978
MBIA [2]	942,400	6,436,592
ProAssurance Corporation	17,139	917,794
WMIH [2]	77,742	172,587

		29,714,840

INVESTMENT COMPANIES - 0.2%
RIT Capital Partners	130,500	2,861,342

REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.1%
AV Homes [2]	66,100	807,742
FirstService Corporation	125,100	5,733,333
Forestar Group [2]	102,000	1,212,780
FRP Holdings [2]	212,958	7,347,051
Kennedy-Wilson Holdings	101,300	1,920,648
Marcus & Millichap [2]	250,513	6,365,535
St. Joe Company (The) [2]	177,000	3,136,440
Tejon Ranch [2]	360,035	8,511,227
Tejon Ranch (Warrants) [2]	96,561	10

		35,034,766

THRIFTS & MORTGAGE FINANCE - 1.1%
Genworth MI Canada	230,895	5,922,722
Timberland Bancorp [4]	444,200	6,663,000
Vestin Realty Mortgage II [2]	53,557	125,323

		12,711,045

Total (Cost $214,773,563)		224,150,608

HEALTH CARE – 5.3%
BIOTECHNOLOGY - 1.0%
ARIAD Pharmaceuticals [1,2,3]	140,000	1,034,600
Keryx Biopharmaceuticals [2]	170,000	1,125,400
Myriad Genetics [1,2]	10,173	311,294
Sangamo BioSciences [2]	264,315	1,530,384
Zealand Pharma [2]	390,907	7,008,747

		11,010,425

HEALTH CARE EQUIPMENT & SUPPLIES - 2.5%
Analogic Corporation	54,735	4,348,148
AngioDynamics [2]	55,000	790,350
Atrion Corporation [1]	15,750	6,738,795
Cerus Corporation [2]	108,000	673,920
IDEXX Laboratories [1,2,3]	111,422	10,346,647
Invacare Corporation	38,900	471,857
Kossan Rubber Industries	400,000	680,422
Masimo Corporation [2]	50,000	2,625,750
Neogen Corporation [2]	6,800	382,500
Trinity Biotech ADR Cl. A [2]	82,800	938,952

		27,997,341

HEALTH CARE PROVIDERS & SERVICES - 0.3%
Aceto Corporation	74,455	1,629,820
Landauer	50,000	2,058,000

		3,687,820

HEALTH CARE TECHNOLOGY - 0.2%
Cegedim [2]	10,000	305,242
Medidata Solutions [2]	40,000	1,874,800

		2,180,042

42 | 2016 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

HEALTH CARE (continued)
LIFE SCIENCES TOOLS & SERVICES - 1.2%
Bio-Rad Laboratories Cl. A [2]	38,198	$5,463,078
Bio-Techne	45,143	5,090,776
PAREXEL International [2]	56,600	3,559,008

		14,112,862

PHARMACEUTICALS - 0.1%
Lipocine [2]	35,000	106,400
Theravance Biopharma [2]	54,291	1,231,863

		1,338,263

Total (Cost $38,542,919)		60,326,753

INDUSTRIALS – 29.1%
AEROSPACE & DEFENSE - 2.0%
†Austal [6]	688,670	621,468
Ducommun [2]	117,200	2,318,216
HEICO Corporation	140,338	9,375,982
HEICO Corporation Cl. A	80,808	4,335,349
Magellan Aerospace	182,779	2,547,970
Mercury Systems [2]	28,000	696,080
Teledyne Technologies [2]	20,600	2,040,430

		21,935,495

AIR FREIGHT & LOGISTICS - 2.0%
Expeditors International of Washington	158,900	7,792,456
Forward Air	209,750	9,340,167
Hub Group Cl. A [1,2,3]	149,400	5,732,478

		22,865,101

BUILDING PRODUCTS - 0.4%
Apogee Enterprises	31,700	1,469,295
Burnham Holdings Cl. B [5]	36,000	540,000
Insteel Industries	50,080	1,431,787
Patrick Industries [2]	14,750	889,278

		4,330,360

COMMERCIAL SERVICES & SUPPLIES - 3.5%
Atento [2]	230,000	2,049,300
CECO Environmental	99,028	865,505
CompX International Cl. A	211,100	2,427,650
Copart [2]	244,360	11,976,084
dorma+kaba Holding	600	418,608
Heritage-Crystal Clean [2]	152,527	1,862,355
InnerWorkings [2]	114,000	942,780
Kimball International Cl. B	286,180	3,256,728
Ritchie Bros. Auctioneers	348,194	11,761,993
Steelcase Cl. A	206,860	2,807,090
UniFirst Corporation	9,870	1,142,156

		39,510,249

CONSTRUCTION & ENGINEERING - 3.3%
EMCOR Group [1,3]	134,400	6,620,544
IES Holdings [2]	577,482	7,172,327
Jacobs Engineering Group [2]	164,900	8,213,669
KBR	325,300	4,306,972
Northwest Pipe [2]	28,000	301,840
NV5 Holdings [2]	28,200	802,008
Sterling Construction [2]	204,300	1,003,113
Valmont Industries [1]	62,645	8,473,989

		36,894,462

ELECTRICAL EQUIPMENT - 0.8%
Global Power Equipment Group [2,5]	631,820	1,326,822
Powell Industries	94,500	3,717,630
Preformed Line Products	91,600	3,699,724

		8,744,176

INDUSTRIAL CONGLOMERATES - 0.5%
A. Soriano	2,791,000	355,629
Raven Industries	251,725	4,767,672

		5,123,301

MACHINERY - 10.0%
Chen Hsong Holdings	1,159,000	224,088
China Metal International Holdings	554,524	178,953
CIRCOR International	87,784	5,002,810
CLARCOR	92,500	5,626,775
Colfax Corporation [2]	77,242	2,043,823
Columbus McKinnon	54,975	777,896
Deutz	115,000	473,268
Donaldson Company	193,559	6,650,687
Exco Technologies	77,800	734,672
Federal Signal	187,080	2,409,591
Franklin Electric	104,600	3,457,030
Graco	89,276	7,051,911
Hurco Companies	25,952	722,244
Hyster-Yale Materials Handling Cl. A	16,075	956,302
IDEX Corporation	67,400	5,533,540
John Bean Technologies	85,726	5,248,146
Kadant	30,200	1,555,602
Kennametal	160,100	3,539,811
Lincoln Electric Holdings	61,360	3,625,149
Lindsay Corporation [1]	80,000	5,428,800
Luxfer Holdings ADR	28,100	338,043
Lydall [2]	47,680	1,838,541
NN	308,700	4,318,713
Nordson Corporation	24,296	2,031,389
RBC Bearings [2]	125,200	9,077,000
Sun Hydraulics	286,318	8,500,782
Tennant Company	111,900	6,028,053
Wabtec Corporation	93,070	6,536,306
Watts Water Technologies Cl. A	61,000	3,553,860
Woodward	171,800	9,902,552

		113,366,337

MARINE - 1.2%
Clarkson	198,700	5,888,713
Kirby Corporation [2]	128,000	7,985,920

		13,874,633

PROFESSIONAL SERVICES - 2.6%
Advisory Board (The) [2]	190,277	6,733,903
Franklin Covey [2]	40,800	625,464
Heidrick & Struggles International	66,480	1,122,183
ICF International [2]	16,436	672,232
ManpowerGroup	112,858	7,261,284
On Assignment [1,2,3]	220,695	8,154,680
Robert Half International	32,032	1,222,341
TrueBlue [2]	182,250	3,448,170
Volt Information Sciences [2]	65,000	384,150

		29,624,407

ROAD & RAIL - 1.8%
Genesee & Wyoming Cl. A [2]	15,000	884,250
Knight Transportation	122,400	3,253,392
Landstar System	135,660	9,314,415
Patriot Transportation Holding [2]	70,986	1,380,678

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Semiannual Report to Stockholders | 43

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
ROAD & RAIL (continued)
Saia [1,2]	178,230	$4,480,702
Trancom	4,932	324,655
Universal Logistics Holdings	78,916	1,018,016

		20,656,108

TRADING COMPANIES & DISTRIBUTORS - 0.9%
Addtech Cl. B	80,000	1,003,885
Central Steel & Wire [5]	4,862	1,954,524
Houston Wire & Cable	509,200	2,673,300
Kloeckner & Co [2]	20,000	220,885
MSC Industrial Direct Cl. A [1]	62,293	4,395,394

		10,247,988

TRANSPORTATION INFRASTRUCTURE - 0.1%
Hopewell Highway Infrastructure	1,012,000	505,086
Wesco Aircraft Holdings [2]	68,400	917,928

		1,423,014

Total (Cost $226,549,537)		328,595,631

INFORMATION TECHNOLOGY – 18.6%
COMMUNICATIONS EQUIPMENT - 0.7%
ADTRAN [1,3]	239,273	4,462,441
Bel Fuse Cl. B	30,238	537,632
Clearfield [2]	55,600	994,684
NetScout Systems [2]	51,900	1,154,775
Oclaro [2]	87,500	427,000

		7,576,532

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.7%
Anixter International [1,2]	70,895	3,777,285
Cognex Corporation [1,3]	217,070	9,355,717
Coherent [2]	140,516	12,896,558
Dolby Laboratories Cl. A	46,350	2,217,847
DTS [2]	225,000	5,951,250
Fabrinet [2]	28,150	1,044,928
FARO Technologies [2]	152,567	5,161,342
FEI Company	70,500	7,535,040
FLIR Systems	302,000	9,346,900
HollySys Automation Technologies [2]	51,082	887,294
Horiba	12,000	524,694
IPG Photonics [1,2,3]	69,270	5,541,600
Lagercrantz Group	50,000	472,002
LRAD Corporation	776,544	1,390,014
Methode Electronics	55,830	1,911,061
National Instruments	261,850	7,174,690
Orbotech [2]	38,100	973,455
Perceptron [2]	357,700	1,674,036
Plexus Corporation [2]	158,500	6,847,200
Richardson Electronics	573,732	3,023,568
Rofin-Sinar Technologies [2]	10,981	350,733
Rogers Corporation [2]	57,066	3,486,733
Systemax [2]	194,000	1,654,820
TTM Technologies [1,2,3]	496,400	3,737,892
Vishay Precision Group [2]	81,826	1,098,105
VST Holdings	1,179,658	337,543

		98,372,307

INTERNET SOFTWARE & SERVICES - 2.2%
Actua Corporation [2]	211,726	1,911,886
Care.com [2]	312,800	3,653,504
comScore [2]	212,236	5,068,196
HolidayCheck Group [2]	44,900	117,484
IZEA [2]	12,106	92,248
j2 Global	82,020	5,181,203
QuinStreet [2]	612,532	2,174,488
RealNetworks [2]	376,750	1,623,792
Solium Capital [2]	189,700	872,184
Spark Networks [1,2]	263,000	415,540
Stamps.com [2]	35,300	3,085,926
Support.com [2]	650,300	546,902
United Online [2]	17,000	187,000

		24,930,353

IT SERVICES - 1.2%
Acxiom Corporation [2]	40,000	879,600
Convergys Corporation [1]	121,000	3,025,000
DST Systems	10,000	1,164,300
Hackett Group (The)	513,566	7,123,161
Innodata [2]	274,314	672,069
MoneyGram International [2]	76,400	523,340

		13,387,470

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
Amtech Systems [2]	141,471	844,582
Brooks Automation	116,100	1,302,642
Cabot Microelectronics	33,400	1,414,156
Daqo New Energy ADR [2]	31,700	715,469
Diodes [2]	270,850	5,089,271
Exar Corporation [2]	157,576	1,268,487
Intermolecular [2]	40,000	59,200
Kulicke & Soffa Industries [2]	77,400	941,958
MKS Instruments	78,810	3,393,559
Nanometrics [2]	128,300	2,667,357
Nova Measuring Instruments [2]	99,000	1,083,060
Photronics [2]	159,900	1,424,709
Sigma Designs [2]	78,900	507,327
Silicon Motion Technology ADR	49,000	2,342,200
Teradyne	130,000	2,559,700
Tessera Technologies	163,530	5,010,559
Ultra Clean Holdings [2]	50,300	286,207

		30,910,443

SOFTWARE - 2.4%
American Software Cl. A	108,690	1,139,071
ANSYS [1,2,3]	95,000	8,621,250
AVG Technologies [2]	64,970	1,233,780
Computer Modelling Group	316,300	2,531,477
Mentor Graphics	198,123	4,212,095
Model N [2]	155,387	2,074,417
Monotype Imaging Holdings	218,140	5,372,788
PSI	18,194	255,491
SeaChange International [2]	247,069	788,150
SimCorp	10,000	490,697

		26,719,216

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.7%
Diebold [1,3]	266,600	6,619,678
Intevac [2]	214,500	1,218,360
Silicon Graphics International [2]	93,600	470,808

		8,308,846

Total (Cost $179,159,293)		210,205,167

44 | 2016 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

MATERIALS – 7.9%
CHEMICALS - 1.8%
Dyadic International [2,5]	75,000	$118,500
FutureFuel Corporation	48,500	527,680
Hawkins	86,178	3,740,987
Innospec	36,883	1,696,249
Intrepid Potash [2]	256,498	369,357
Minerals Technologies	64,893	3,685,922
Quaker Chemical	109,669	9,782,475

		19,921,170

CONSTRUCTION MATERIALS - 1.0%
Ash Grove Cement Cl. B [5]	50,518	11,518,104

CONTAINERS & PACKAGING - 0.3%
Intertape Polymer Group	17,000	277,379
Mayr-Melnhof Karton	34,000	3,704,951

		3,982,330

METALS & MINING - 4.8%
Alamos Gold Cl. A	373,300	3,210,158
Ampco-Pittsburgh	36,966	418,086
Constellium Cl. A [2]	90,000	422,100
Exeter Resource [2]	240,000	309,600
Franco-Nevada Corporation	127,300	9,682,438
Gold Fields ADR	785,000	3,846,500
Haynes International	113,900	3,653,912
Hecla Mining	580,000	2,958,000
Imdex [2]	700,000	109,196
Lundin Mining [2]	640,000	2,159,836
Major Drilling Group International [2]	406,543	2,460,750
NovaGold Resources [2]	35,000	214,200
Pretium Resources [2]	186,000	2,081,783
Reliance Steel & Aluminum	138,140	10,622,966
Seabridge Gold [1,2]	282,000	4,139,760
Synalloy Corporation	178,800	1,369,608
Worthington Industries	148,000	6,260,400

		53,919,293

PAPER & FOREST PRODUCTS - 0.0%
TFS Corporation	303,967	319,983

Total (Cost $59,517,652)		89,660,880

TELECOMMUNICATION SERVICES – 0.5%
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Telephone and Data Systems	208,270	6,177,288

Total (Cost $5,433,816)		6,177,288

UTILITIES – 0.1%
GAS UTILITIES - 0.1%
Shizuoka Gas	110,000	770,325
Toho Gas	60,000	488,155

		1,258,480

MULTI-UTILITIES - 0.0%
Just Energy Group [1]	18,520	112,602

Total (Cost $1,218,976)		1,371,082

MISCELLANEOUS[7] – 2.3%

Total (Cost $25,497,646)		25,488,867

TOTAL COMMON STOCKS

(Cost $956,350,176)		1,156,001,059

REPURCHASE AGREEMENT – 4.4%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$49,836,042 (collateralized by obligations of various U.S. Government Agencies, 1.625%
due 4/30/19, valued at $50,834,884)

(Cost $49,836,000)		49,836,000

TOTAL INVESTMENTS – 106.6%

(Cost $1,006,186,176)		1,205,837,059

LIABILITIES LESS CASH AND OTHER ASSETS – (6.6)%		(74,842,893)

NET ASSETS – 100.0%		$1,130,994,166

†	New additions in 2016.
[1]
All or a portion of these securities were pledged as collateral in connection with the revolving credit agreement at June 30, 2016. Total market value of pledged securities at June 30, 2016, was $114,976,992.

[2]	Non-income producing.
[3]	At June 30, 2016, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $68,394,161.
[4]
At June 30, 2016, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[5]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[6]
Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[7]	Includes securities first acquired in 2016 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2016, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,009,400,057. At June 30, 2016, net unrealized appreciation for all securities was $196,437,002, consisting of aggregate gross unrealized appreciation of $310,967,908 and aggregate gross unrealized depreciation of $114,530,906. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Semiannual Report to Stockholders | 45

Royce Value Trust	June 30, 2016 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value

Non-Affiliated Companies	$1,147,103,083

Affiliated Companies	8,897,976

Repurchase agreements (at cost and value)	49,836,000

Cash and foreign currency	99,874

Receivable for investments sold	1,699,658

Receivable for dividends and interest	843,085

Prepaid expenses and other assets	543,791

Total Assets	1,209,023,467

LIABILITIES:
Revolving credit agreement	70,000,000

Payable for investments purchased	7,240,831

Payable for investment advisory fee	484,905

Payable for directors’ fees	52,344

Payable for interest expense	6,207

Accrued expenses	205,458

Deferred capital gains tax	39,556

Total Liabilities	78,029,301

Net Assets	$1,130,994,166

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 80,478,771 shares outstanding (150,000,000 shares authorized)	$945,781,653

Undistributed net investment income (loss)	3,174,176

Accumulated net realized gain (loss) on investments and foreign currency	22,947,339

Net unrealized appreciation (depreciation) on investments and foreign currency	199,591,211

Quarterly distributions	(40,500,213)

Net Assets (net asset value per share - $14.05)	$1,130,994,166

Investments at identified cost	$956,350,176

46 | 2016 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED
	6/30/16
	(UNAUDITED)	YEAR ENDED 12/31/15

INVESTMENT OPERATIONS:
Net investment income (loss)	$4,222,095	$9,193,108

Net realized gain (loss) on investments and foreign currency	17,903,152	43,117,817

Net change in unrealized appreciation (depreciation) on investments and foreign currency	60,589,568	(157,435,228)

Net increase (decrease) in net assets from investment operations	82,714,815	(105,124,303)

DISTRIBUTIONS:
Net investment income	(3,680,264)[1]	(12,151,910)

Net realized gain on investments and foreign currency	(24,048,289)[1]	(83,306,926)

Return of capital	(12,771,660)[1]	–

Total distributions	(40,500,213)	(95,458,836)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	16,744,818	40,663,247

Total capital stock transactions	16,744,818	40,663,247

Net Increase (Decrease) In Net Assets	58,959,420	(159,919,892)

NET ASSETS:

Beginning of period	1,072,034,746	1,231,954,638

End of period (including undistributed net investment income (loss) of $3,174,176 at 6/30/16 and $(1,047,919) at 12/31/15)	$1,130,994,166	$1,072,034,746

[1]	Amounts are subject to change and recharacterization at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Semiannual Report to Stockholders | 47

Royce Value Trust	Six Months Ended June 30, 2016 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends

Non-Affiliated Companies	$8,462,249

Affiliated Companies	71,072

Foreign withholding tax	(235,489)

Interest	39,218

Rehypothecation income	33,779

Total income	8,370,829

EXPENSES:

Investment advisory fees	2,928,026

Interest expense	560,507

Stockholder reports	220,583

Administrative and office facilities	116,965

Custody and transfer agent fees	94,023

Directors’ fees	91,623

Professional fees	59,014

Other expenses	78,049

Total expenses	4,148,790

Compensating balance credits	(56)

Net expenses	4,148,734

Net investment income (loss)	4,222,095

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	17,949,844

Investments in Affiliated Companies	10,000

Foreign currency transactions	(56,692)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	60,563,510

Other assets and liabilities denominated in foreign currency	26,058

Net realized and unrealized gain (loss) on investments and foreign currency	78,492,720

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$82,714,815

48 | 2016 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Six Months Ended June 30, 2016 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$82,714,815

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(195,591,388)

Proceeds from sales and maturities of long-term investments	253,691,493

Net purchases, sales and maturities of short-term investments	(39,109,000)

Net (increase) decrease in dividends and interest receivable and other assets	473,408

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(71,664)

Net change in unrealized appreciation (depreciation) on investments	(60,563,510)

Net realized gain (loss) on investments and foreign currency	(17,903,152)

Net cash provided by operating activities	23,641,002

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase (decrease) in revolving credit agreement	–

Distributions	(40,500,213)

Reinvestment of distributions	16,744,818

Net cash used for financing activities	(23,755,395)

INCREASE (DECREASE) IN CASH:	(114,393)

Cash and foreign currency at beginning of period	214,267

Cash and foreign currency at end of period	$99,874

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Semiannual Report to Stockholders | 49

Royce Value Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED

	ENDED 6/30/16
	(UNAUDITED)	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net Asset Value, Beginning of Period	$13.56	$16.24	$18.17	$15.40	$14.18	$16.73

INVESTMENT OPERATIONS:
Net investment income (loss)	0.05	0.12	0.12	0.12	0.23	0.10

Net realized and unrealized gain (loss) on investments and foreign currency	0.99	(1.48)	(0.13)	4.89	2.02	(1.62)

Total investment operations	1.04	(1.36)	(0.01)	5.01	2.25	(1.52)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–	–	–	(0.04)	(0.03)

Net realized gain on investments and foreign currency	–	–	–	–	(0.13)	(0.16)

Total distributions to Preferred Stockholders	–	–	–	–	(0.17)	(0.19)

Net Increase (Decrease) in Net Assets Applicable to Common Stockholders from
Investment Operations	1.04	(1.36)	(0.01)	5.01	2.08	(1.71)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.05)[1]	(0.16)	(0.14)	(0.11)	(0.17)	(0.08)

Net realized gain on investments and foreign currency	(0.30)[1]	(1.08)	(1.68)	(2.08)	(0.63)	(0.43)

Return of capital	(0.16)[1]	–	–	–	–	(0.27)

Total distributions to Common Stockholders	(0.51)	(1.24)	(1.82)	(2.19)	(0.80)	(0.78)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.04)	(0.08)	(0.10)	(0.05)	(0.06)	(0.06)

Total capital stock transactions	(0.04)	(0.08)	(0.10)	(0.05)	(0.06)	(0.06)

Net Asset Value, End of Period	$14.05	$13.56	$16.24	$18.17	$15.40	$14.18

Market Value, End of Period	$11.77	$11.77	$14.33	$16.01	$13.42	$12.27

TOTAL RETURN:[2]
Net Asset Value	8.17%[3]	(8.09)%	0.78%	34.14%	15.41%	(10.06)%

Market Value	4.39%[3]	(9.59)%	0.93%	35.63%	16.22%	(10.46)%

RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment advisory fee expense[4]	0.55%[5]	0.50%	0.46%	0.54%	0.56%	0.86%

Other operating expenses	0.23%[5]	0.18%	0.15%	0.25%	0.15%	0.12%

Total expenses (net)[6]	0.78%[5]	0.68%	0.61%	0.79%	0.71%	0.98%

Expenses net of fee waivers and excluding interest expense	0.67%[5]	0.61%	0.55%	0.65%	0.68%	0.98%

Expenses prior to fee waivers and balance credits	0.78%[5]	0.68%	0.61%	0.79%	0.71%	0.98%

Expenses prior to fee waivers	0.78%[5]	0.68%	0.61%	0.79%	0.71%	0.98%

Net investment income (loss)	0.79%[5]	0.78%	0.72%	0.70%	1.57%	0.63%

SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$1,130,994	$1,072,035	$1,231,955	$1,307,829	$1,082,426	$966,640

Liquidation Value of Preferred Stock, End of Period (in thousands)						$220,000

Portfolio Turnover Rate	18%	35%	40%	33%	25%	26%

PREFERRED STOCK:
Total shares outstanding						8,800,000

Asset coverage per share						$134.88

Liquidation preference per share						$25.00

Average month-end market value per share						$25.37

REVOLVING CREDIT AGREEMENT:
Asset coverage	1716%	1631%	1860%	1289%	822%

Asset coverage per $1,000	$17,157	$16,315	$18,599	$12,889	$8,216

[1]	Amounts are subject to change and recharacterization at year end.
[2]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]
The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[5]	Annualized
[6]	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 0.60% and 0.82% for the years ended December 31, 2012 and 2011, respectively.

50 | 2016 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2016. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$1,062,843,924	$92,368,037	$789,098	$1,156,001,059

Cash Equivalents	–	49,836,000	–	49,836,000

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. The Fund recognizes transfers between levels as of the end of the reporting period. For the six months ended June 30, 2016, securities valued at $6,833,639 were transferred from Level 2 to Level 1 and securities valued at $1,326,822 were transferred from Level 1 to Level 2 within the fair value hierarchy.

2016 Semiannual Report to Stockholders | 51

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

			REALIZED AND UNREALIZED
	BALANCE AS OF 12/31/15	PURCHASES	GAIN (LOSS)[1]	BALANCE AS OF 6/30/16

Common Stocks	$167,629	$741,577	$(120,108)	$789,098

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2016 is overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

CAPITAL GAINS TAXES:
The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

DISTRIBUTIONS:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

52 | 2016 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 1,427,009 and 3,183,214 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2016 and the year ended December 31, 2015, respectively.

Borrowings:
The Fund has entered into a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
As of June 30, 2016, the Fund has outstanding borrowings of $70,000,000. During the six months ended June 30, 2016, the Fund borrowed an average daily balance of $70,000,000 at a weighted average borrowing cost of 1.58%. The maximum amount outstanding during the six months ended June 30, 2016 was $70,000,000. As of June 30, 2016, the aggregate value of rehypothecated securities was $68,394,161. During the six months ended June 30, 2016, the Fund earned $33,779 in fees from rehypothecated securities.

Investment Advisory Agreement:
As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).
The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of outstanding Preferred Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

2016 Semiannual Report to Stockholders | 53

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement (continued):
Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
For the six rolling 60-month periods ended June 2016, the Fund’s investment performance ranged from 40% to 44% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $5,856,054 and a net downward adjustment of $2,928,028 for the performance of the Fund relative to that of the S&P 600. For the six months ended June 30, 2016, the Fund accrued and paid Royce investment advisory fees totaling $2,928,026.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2016, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $202,269,911 and $252,180,968, respectively.
Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the six months ended June 30, 2016, were as follows:

COST OF PURCHASES	COST OF SALES	REALIZED GAIN (LOSS)

$36,770,647	$13,271,937	$(3,566,293)

Transactions in Affiliated Companies:

An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the six months ended June 30, 2016:

	SHARES	MARKET VALUE	COST OF	COST OF	REALIZED	DIVIDEND	SHARES	MARKET VALUE
AFFILIATED COMPANY	12/31/15	12/31/15	PURCHASES	SALES	GAIN (LOSS)	INCOME	6/30/16	6/30/16

Stanley Furniture	1,012,235	$2,824,136	–	$265,000	$10,000	–	912,235	$2,234,976

Timberland Bancorp	444,200	5,512,522	–	–	–	$71,072	444,200	6,663,000

		$8,336,658			$10,000	$71,072		$8,897,976

54 | 2016 Semiannual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director1
Age: 76 | Number of Funds Overseen: 23 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (July 2014–June 2016), President (1972-July 2014) of Royce.

Christopher D. Clark, Trustee1, President
Age: 51 | Number of Funds Overseen: 23 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director and, since June 2015, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director
Age: 67 | Number of Funds Overseen: 23 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Stephen L. Isaacs, Director
Age: 76 | Number of Funds Overseen: 23 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Director
Age: 74 | Number of Funds Overseen: 46 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 76 | Number of Funds Overseen: 23 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 70 | Number of Funds Overseen: 44 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Director
Age: 58 | Number of Funds Overseen: 23 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 48 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 54 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 50 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 49 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce; Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 56 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Director.
Director will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

2016 Semiannual Report to Stockholders | 55

Board Approval of Investment Advisory Agreements

At meetings held on June 2-3, 2016, the Funds’ respective Boards of Directors, including all of the non-interested directors, approved amended and restated investment advisory agreements (each, an “Investment Advisory Agreement” and collectively, the “Investment Advisory Agreements”) between Royce & Associates, LP (formerly Royce & Associates, LLC) (“R&A”) and each of Royce Value Trust, Inc., Royce Micro-Cap Trust, Inc., and Royce Global Value Trust, Inc. (each, a “Fund” and collectively, the “Funds”). The Investment Advisory Agreements were amended and restated to reflect R&A’s change in organizational form from a limited liability company to a limited partnership; the amended and restated agreements are substantially identical to the previously existing agreements. In reaching these decisions, each Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for the Funds with other funds in their respective “peer groups”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of each Board prepared by independent counsel to the non-interested directors. R&A also provided the directors with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, each Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, stockholder services, regulatory compliance, brokerage commissions and research, and brokerage and execution products and services provided to the Funds. Each Board also considered other matters it deemed important to the approval process, such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives and other direct and indirect benefits to R&A and its affiliates, from their relationship with the relevant Fund. The directors also met throughout the year with investment advisory personnel from R&A. Each Board, in its deliberations, recognized that, for many of the Funds’ stockholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund stockholders between R&A and each Fund. In considering factors relating to the approval of the Investment Advisory Agreements, the non-interested directors received assistance and advice from, and met separately with, their independent counsel. While all three of the Investment Advisory Agreements were considered at the same Board meetings, the Boards dealt with each Agreement separately. Among other factors, the directors considered the following:

The nature, extent and quality of services provided by R&A: Each Board considered the following factors to be of fundamental importance to its consideration of whether to approve the Investment Advisory Agreement: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds and open-end mutual funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on stockholder interests as exemplified by expansive stockholder reporting and communications. Each Board also noted that R&A’s compensation policy arrangements strongly encourage portfolio manager investment in each Fund that they manage. Each Board reviewed the services that R&A provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. Each Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between the Funds and R&A. Each Board determined that the services to be provided to each Fund by R&A would be the same as those that it previously provided to the relevant Fund. The Boards also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Each Board also noted R&A’s ability to attract and retain qualified and experienced personnel. Lastly, each Board noted that R&A officers, employees, and their families had substantial amounts invested in each Fund. The directors concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for the Funds.

Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, each Board believes that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the Boards use in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Boards attach primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. It was noted, however, that Royce Global Value Trust, Inc. (“RGT”) had less than three full calendar years of performance because its inception date was October 18, 2013. Using Morningstar data, the Sharpe Ratio for each of Royce Value Trust, Inc. (“RVT”) and Royce Micro-Cap Trust, Inc. (“RMT”) placed in the 4th quartile within the Small Blend category assigned by Morningstar for the 3-year, 5-year, and 10-year periods ended December 31, 2015. It was noted that RVT’s and RMT’s focus on high quality (e.g., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital) and cyclical companies had hurt their relative performance during the post-2008 market period that has been marked by historically low interest rates and significant U.S. Federal Reserve market intervention as highly leveraged, non-earning companies and yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) have generally outperformed their higher quality and cyclical counterparts during this period. In addition, RVT’s and RMT’s use of leverage through preferred stock (prior to November 15, 2012) and borrowings resulted in higher volatility and worse down market performance. The Sharpe Ratio for RGT placed in the 4th quartile within the Foreign Small/Mid Value category assigned by Morningstar for the 1-year period ended December 31, 2015. The Board noted the inherent limitations of a one-year Sharpe Ratio in evaluating RGT’s investment performance.

In addition to each Fund’s risk–adjusted performance, each Board also reviewed and considered each Fund’s absolute total returns, down market performance, and long-term performance records for periods of 10 years and longer for RVT and RMT. Each Board also considered it important to look beyond the current snapshot of performance as of December 31, 2015 and therefore examined extended performance histories for each Fund using monthly rolling average return periods through March 31, 2016. The Boards also took note of recent financial market trends, including widening high yield credit spreads and more difficult/expensive access to capital for many companies. While the Boards recognized that a quarter does not define a trend, it noted that RVT and RGT outperformed (on an NAV basis) the Russell 2000 Index and the Russell Global Small-Cap Index, respectively, for the 3-month and 1-year periods ended March 31, 2016 while RMT outperformed (on an NAV basis) the Russell 2000 Index for the 3-month period ended March 31, 2016.

Each Board noted that R&A manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed their benchmark indexes and their competitors during the periods prior to the U.S. Federal Reserve’s near zero interest

56 | 2016 Semiannual Report to Stockholders

Board Approval of Investment Advisory Agreements (continued)

rate policy and related market interventions. Although each Board recognized that past performance is not necessarily an indicator of future results, it found that R&A had the necessary qualifications, experience and track record in managing micro-cap, small-cap, and mid-cap securities to manage the relevant Fund. The directors determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the approval of the relevant Investment Advisory Agreement.

Cost of the services provided and profits realized by R&A from its relationship with the Funds: Each Board considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, each Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The RVT Board noted that RVT was not profitable to R&A during the year ended December 31, 2015. The Boards of RMT and RGT concluded that R&A’s profits in respect of RMT and RGT, respectively, were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: Each Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Each Board noted the time and effort involved in managing portfolios of micro-, small- and mid-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. Each Board concluded that the current fee structure for each Fund was reasonable, that stockholders sufficiently participated in economies of scale and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: Each Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. Each Board noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the fund industry as to which entity is responsible for particular types of expenses. In the case of RVT, its Board noted that it had a 1.00% basic fee that is subject to adjustment up or down (up to 0.50% in either direction) based on its performance versus the S&P 600 SmallCap Index over a rolling period of 60 months. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The Board determined that the performance adjustment feature continued to serve as an appropriate incentive to R&A to manage RVT for the benefit of its long-term common stockholders. The Board also noted that the fee arrangement, which also includes a provision for no fee in periods where RVT’s trailing three-year performance is negative, requires R&A to measure RVT’s performance monthly against the S&P 600, an unmanaged index. Instead of receiving a set fee regardless of its performance, R&A is penalized for poor performance. The Board noted that RVT’s net expense ratio placed it in the 1st quartile within its Morningstar peer group for 2015. In the case of RMT, the Board noted that it also had a 1.00% basic fee subject to adjustment up or down based on its performance versus the Russell 2000 Index over a rolling 36 month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The Board determined that the performance adjustment feature continued to serve as an incentive to R&A to manage RMT for the benefit of its long-term common stockholders. The Board noted that RMT’s net expense ratio of 1.28% placed it in the 3rd quartile when compared against its Morningstar peer group for 2015. The Board further noted that RMT’s net expense ratio was actually 18 basis points lower than the average expense ratio for the 58 non-institutional, non- ETF domestic funds with weighted average market capitalizations of less than $1 billion in the Morningstar peer group. Finally, in the case of RGT, the Board noted that its net expense ratio based on average net assets fell within the 4th quartile of its Morningstar-assigned open-end peer group, 18 basis points above the Morningstar category median. The Board noted, however, that RGT had the second lowest weighted average market capitalization within that category.

The Boards also noted that R&A manages the Funds in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. R&A presented a chart to the Boards which demonstrated that funds with high active share scores had higher expense ratios than funds with lower active share scores due to the resources required for the active management of those funds. The Boards noted that the active shares for RVT, RMT, and RGT were 90%, 95%, and 97%, respectively, for the calendar year ended December 31, 2015.

Each Board also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, the base investment advisory fee for RVT and RMT and the advisory fee for RGT compared favorably to the investment advisory fees charged to those other accounts.

It was noted that no single factor was cited as determinative to the decision of the directors. Rather, after weighing all of the considerations and conclusions discussed above, each entire Board, including all of the non-interested directors, approved the Investment Advisory Agreement, concluding that the amended and restated Agreements with substantially identical terms as the previously existing agreements were in the best interest of the stockholders of the respective Funds and that each investment advisory fee rate was reasonable in relation to the services provided.

2016 Semiannual Report to Stockholders | 57

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2016, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2016 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P 500 and SmallCap 600 are indexes of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2016. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2015, filed with the Securities and Exchange Commission.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www. roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

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2016 Semiannual Report to Stockholders | 59

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60 | 2016 Semiannual Report to Stockholders

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GET THE LATEST INSIGHTS AND NEWS ON THE ROYCE FUNDS

CHUCK ROYCE IN BARRON’S
Chuck spoke with Ben Levisohn of Barron’s about “an often-overlooked corner of the alternative-investment world: alternative-asset-management companies” and his thoughts on the prospects for active small-cap management, for the paper’s “Alternatives Monthly” pull-out section entitled, “Why Alt Stocks Are a Value Investor’s Dream.”

WHY ARE THE MARKETS PRONE TO BLACK SWANS?
Portfolio Manager Charlie Dreifus discusses how the current climate of slow growth, high valuations, and interventionist monetary policy makes the markets potentially vulnerable to black swan events.

RECENT NEWS
Watch Co-CIO Francis Gannon discuss major transitions in the small-cap space with financial journalist and television host Liz Claman.

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This page is not part of the 2016 Semiannual Report to Stockholders

About The Royce Funds	Contact Us

Unparalleled Knowledge + Experience Pioneers in small-cap investing, with 40+ years of experience, depth of knowledge, and focus.	GENERAL INFORMATION General Royce Funds information including an overview of our firm and Funds (800) 221-4268

Independent Thinking The confidence to go against consensus, the insight to uncover opportunities others might miss, and the tenacity to stay the course through market cycles.	COMPUTERSHARE Speak with a representative about: • Your account, transactions, and forms (800) 426-5523

Specialized Approaches Strategies that use value, core, or growth investment approaches to select micro-cap, small-cap, and mid-cap companies.	FINANCIAL ADVISORS AND BROKER-DEALERS Speak with your regional Royce contact regarding: • Information about our firm, strategies, and funds • Fund Materials (800) 337-6923

Unwavering Commitment
Our team of 17 portfolio managers have significant personal investments in the strategies they manage.

Item 2.  Code(s) of Ethics.  Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.  Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.  Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.  Not applicable to this semi-annual report.

Item 6.  Investments.
(a) See Item 1.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable to this semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to this semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  Not applicable.

Item 11.  Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12.  Exhibits.  Attached hereto.
(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE GLOBAL VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark

Christopher D. Clark
President

Date: August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE GLOBAL VALUE TRUST, INC.		ROYCE GLOBAL VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund

	Christopher D. Clark		Peter K. Hoglund
	President		Chief Financial Officer

Date: August 25, 2016		Date: August 25, 2016